[AIM INVESTMENT FUNDS LOGO APPEARS HERE]                 THE AIM FAMILY OF FUNDS
            --Servicemark--                             --Registered Trademark--

AIM FLOATING RATE FUND

PROSPECTUS
APRIL 30, 2004


AIM Floating Rate Fund (the "Fund") is a continuously offered, non-diversified, closed-end management investment company. The investment objective of the Fund currently is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured loans and debt instruments. As of June 1, 2004, the investment objectives of the Fund are to provide a high level of current income and, secondarily, preservation of capital. The Fund seeks to achieve its objectives by investing, normally, at least 80% of its assets in senior secured floating rate loans ("Corporate Loans") and senior secured floating rate debt securities ("Corporate Debt Securities") that meet credit standards established by its investment advisor, A I M Advisors, Inc., and its sub-advisor, INVESCO Senior Secured Management, Inc. The Fund invests primarily in assignments of, or participations in, Corporate Loans made by banks and other financial institutions and in Corporate Debt Securities. The Fund may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by a nationally recognized statistical rating organization, or comparable unrated securities. The investment objectives of the Fund may not be achieved.


An unlimited number of shares of beneficial interest ("Shares") of the Fund are continuously offered at a price equal to the next determined net asset value per share without a front-end sales charge. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50.

No market presently exists for the Fund's Shares and it is not currently expected that a secondary market will develop. To provide the Fund's shareholders ("Shareholders") with liquidity, the Fund makes offers on a quarterly basis to repurchase between 5% and 25% of its outstanding Shares from Shareholders at the net asset value per Share. The Fund may determine the net asset value applicable to repurchases no later than the 14th calendar day (or, if not a business day, the next business day) after the repurchase request deadline, and will distribute payment to shareholders on or before the repurchase payment deadline, which will be no later than seven calendar days after the pricing date. See "Repurchase Offers."

The Fund offers Class B and Class C Shares. Both Classes of Shares are sold at net asset value with no front-end sales charge. Class B Shares held for less than four years, and Class C Shares held for less than one year, are subject to an Early Withdrawal Charge upon their repurchase by the Fund. See "Early Withdrawal Charge."

Investing in the Shares of the Fund involves risks, including fluctuations in value, and there is a risk that you could lose a portion or all of your money. The Fund may borrow money to finance additional investments. The leverage created by borrowing money to finance additional investments results in certain risks for Shareholders, including the risk of higher volatility of the net asset value of the Shares. See "SPECIAL CONSIDERATIONS AND RISK FACTORS."


This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Please read it before investing and keep it for future reference. Additional information concerning the Fund may be obtained free of charge upon request. The Statement of Additional Information (the "SAI") dated April 30, 2004, a current version of which is on file with the Securities and Exchange Commission (the "SEC"), contains more details about the Fund and is incorporated by reference into this Prospectus (is legally a part of this Prospectus). The SAI is available upon written or oral request and may be obtained by writing to AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or by calling 1-800-347-4246. The table of contents of the SAI appears on page 28 of this Prospectus. Additional information about the Fund may also be obtained from http://www.aiminvestments.com. You also can review and obtain copies of the Fund's reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


-------------------------------------------------------------------------------------------------------------
                                                                PRICE TO        SALES       PROCEEDS
                                                               PUBLIC(1)       LOAD(2)      TO FUND
                                                              ------------     -------    ------------
Per Class B Share...........................................  $       8.86      None      $       8.86
Per Class C Share...........................................  $       8.84      None      $       8.84
Total.......................................................  $623,806,526      None      $623,806,526(3)
-------------------------------------------------------------------------------------------------------------


---------------

(1) The Shares are offered at a price equal to their net asset values, which at the date of this Prospectus are $8.86 and $8.84 per Class B Share and Class C Share, respectively.


(2) A I M Distributors, Inc., the Fund's distributor, will pay all sales commissions to selected dealers from its own resources.


(3) Assuming the sale of 48,853,450 Class B Shares and 21,602,371 Class C Shares previously registered but unsold.

                               TABLE OF CONTENTS


                                         PAGE
                                         ----
SUMMARY................................    2
THE FUND...............................    4
  Table of Fees and Expenses...........    4
  Financial Highlights.................    5
  Use of Proceeds......................    6
  Investment Objectives and Policies...    6
  Investment Restrictions..............   13
  Special Considerations and Risk
     Factors...........................   14
  Purchase of Shares -- Multiple
     Pricing System....................   16
  Early Withdrawal Charge..............   17
  Waivers of Early Withdrawal Charge...   17
  Distribution Plans...................   18
  Repurchase Offers....................   18



                                         PAGE
                                         ----
  Management...........................   19
  Fund Transactions....................   21
  Dividends and Other Distributions....   22
  Taxes................................   22
  Dividend Reinvestment Plan...........   24
  Systematic Purchase Plan.............   24
  Exchange Privilege...................   25
  Determination of Net Asset Value.....   25
  Description of Shares................   26
  Performance Information..............   27
OTHER INFORMATION......................   28
  Table of Contents of Statement of
     Additional Information............   28


                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUND. AIM Floating Rate Fund (the "Fund") is a continuously offered, non-diversified, closed-end management investment company.

  THE OFFERING. The Fund offers its Class B and Class C Shares at a price equal to the next determined net asset value per share. Shares of the Fund are not subject to a front-end sales charge. Class B Shares are subject to a 3.0% early withdrawal charge ("EWC") that declines over a four-year period and a 0.25% distribution and service fee. Class C Shares are subject to an EWC of 1% during the first year a Shareholder owns Class C Shares, plus a 0.75% distribution and service fee. (A I M Distributors, Inc., the Fund's distributor, has agreed to waive 0.25% of the Class C distribution and service fee.) The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that the minimum initial purchase is $250 for certain retirement accounts. The Fund reserves the right to waive or modify the initial and subsequent minimum investment requirements at any time.


  INVESTMENT OBJECTIVE AND POLICIES. The investment objective of the Fund currently is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured loans and debt instruments. As of June 1, 2004, the investment objectives of the Fund are to provide a high level of current income and, secondarily, preservation of capital. The Fund seeks to achieve its objectives by investing, normally, at least 80% of its assets in senior secured, floating rate loans ("Corporate Loans") and senior secured, floating rate debt securities ("Corporate Debt Securities") that meet credit standards established by its investment advisor, A I M Advisors, Inc. ("AIM"), and its sub-advisor, INVESCO Senior Secured Management, Inc. (the "Sub-advisor"). The Fund invests primarily in assignments of, or participations in, Corporate Loans made by banks and other financial institutions and in Corporate Debt Securities. The Fund may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by a nationally recognized statistical rating organization, or comparable unrated securities. The investment objectives may be changed by the Board of Trustees of the Fund without shareholder approval.


  Corporate Loans and Corporate Debt Securities may be made to or issued by U.S. or non-U.S. companies ("Borrowers"). These Corporate Loans and Corporate Debt Securities (i) have variable rates which adjust to a base rate, such as the London InterBank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the prime rate ("Prime Rate") of a designated U.S. bank. As of June 1, 2004, up to 20% of the Fund's assets may be invested in fixed rate debt securities, loans and debt securities that are not fully secured and subordinated secured or unsecured loans and debt securities.


  In general, the net asset value of an investment company that invests primarily in fixed-income securities changes in response to fluctuations in the general level of interest rates. Funds that invest in floating rate and variable rate securities are generally less affected by interest rate changes. Because the Fund's assets consist primarily of floating rate and variable rate Corporate Loans and Corporate Debt Securities, AIM and the Sub-advisor expect the value of the Fund to fluctuate less in response to interest rate changes than would a portfolio of fixed-rate obligations. However, because up to 20% of the Fund's assets may be invested in fixed rate debt securities and because interest rates are constantly changing, and the interest rates on the floating and variable rate securities in which the Fund invests are only reset periodically, the Fund's net asset value may fluctuate.


  As used above, the term "assets" means net assets plus the amount of borrowings for investment purposes.

  SPECIAL CONSIDERATION AND RISK FACTORS. The Corporate Loans and Corporate Debt Securities in which the Fund may invest are subject to the risk of nonpayment of scheduled interest or principal payments. If a nonpayment or default occurs, the Fund may experience a decline in the value of such obligations, resulting in a decline in the net asset value of the Fund's Shares.

  The Corporate Loans and Corporate Debt Securities in which the Fund invests consist primarily of obligations of a Borrower undertaken to finance the growth of the Borrower's business internally or externally or to finance a capital restructuring. A significant portion of such Corpo-rate Loans and Corporate Debt Securities may be issued in highly leveraged transactions that are subject to greater credit risks, including a greater possibility of default or bankruptcy of the Borrower.

  As of June 1, 2004, the Fund may borrow money to purchase additional investments (use leverage). The Fund may also borrow money to finance repurchase offers, or for temporary or emergency purposes. Money raised through borrowings will be subject to interest costs which may or may not exceed the interest on any assets purchased. Borrowing money to finance investments also creates the risk of higher volatility of the net asset value of the Shares.

  INVESTMENT MANAGERS. The Fund is managed by AIM and the Sub-advisor. AIM and the Sub-advisor and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-advisor are both indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. AIM was organized in 1976 and, together with its subsidiaries, currently advises or manages over 200 investment portfolios.

  The Sub-advisor determines the investment composition of the Fund, places all orders for the purchase and sale of securities and for other transactions, and oversees the settlement of the Fund's securities and other transactions. The Sub-advisor has appointed INVESCO Institutional (N.A.), Inc. (formerly known as INVESCO, Inc.) as the investment sub-sub-advisor with respect to certain of the assets of the Fund. See "Management."

  ADMINISTRATOR. AIM provides administrative services to the Fund. These include, among other things, furnishing officers and office space, preparing or assisting in preparing materials for stockholders and regulatory bodies and providing accounting services.

  DISTRIBUTIONS. The Fund distributes substantially all of its net investment income to Shareholders by declaring dividends daily and paying them monthly. Substantially all net capital gains, if any, are distributed at least annually to Shareholders. See "Dividends and Other Distributions." Under the Fund's Dividend Reinvestment Plan (the "Dividend Plan"), each Shareholder is assumed to have elected, unless the Shareholder instructs otherwise in writing, to have all dividends and other distributions, net of any applicable withholding taxes, automatically reinvested in additional Shares. See "Dividend Reinvestment Plan."

  REPURCHASE OFFERS. The Fund's Shares are not listed on any exchange. No secondary market currently exists for the Fund's Shares, and the Fund does not expect a secondary market to develop. In view of this, the Fund makes offers (each, a "Repurchase Offer") each quarter to repurchase between 5% and 25% of the Fund's outstanding Shares from its Shareholders. The Shares will be purchased in these Repurchase Offers at the net asset value per Share determined at the close of business on the day a Repurchase Offer terminates. Class B Shares that have been held for less than four years and which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an EWC of up to 3% of the lesser of the then current net asset value or the original purchase price of the Shares being tendered. Class C Shares that have been held for less than one year and which are repurchased by the Fund will be subject to an EWC of 1%. See "Repurchase Offers" and "Early Withdrawal Charge."

  A I M Distributors, Inc. ("AIM Distributors" or the "Distributor") and other selected dealers are prohibited under applicable law from making a market in the Fund's Shares while the Fund is making either a public offering of or an offer to repurchase its Shares. Neither AIM Distributors nor any selected dealers will make a market in the Fund's shares at any time. Because of the lack of a secondary market and the EWC, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. See "Special Considerations and Risk Factors."

  THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AIM INVESTMENTS, AIM INVESTMENTS AND DESIGN, MYAIM.COM, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K) AND YOUR GOALS. OUR SOLUTIONS. ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A SERVICE MARK OF
A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

                                                              CLASS B   CLASS C
                                                              -------   -------
Shareholder Transaction Expenses(1)
  Sales Load (as a percentage of offering price)............   None      None
  Dividend Reinvestment Plan Fees...........................   None      None
  Maximum Early Withdrawal Charge ("EWC")(2)................   3.00%     1.00%
Annual Fund Operating Expenses (as a percentage of net
  assets)(3)
  Management Fee(4).........................................   0.95%     0.95%
  Distribution and/or Service Fee...........................   0.25%     0.75%(5)
  Other Expenses............................................   0.28%     0.28%
                                                               ----      ----
          Total Annual Operating Expenses...................   1.48%     1.98%(5)
                                                               ====      ====

  The table above is intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.
---------------

(1) Under applicable rules governing the Repurchase Offers, the Fund may deduct from a Shareholder's repurchase proceeds a fee of up to 2.00% of such proceeds to offset expenses associated with the Repurchase Offer. Although it has no current intention to do so, the Fund could impose such a repurchase fee. Such repurchase fee would be in addition to any EWC. You may also be charged a transaction or other fee by the financial institution managing your account.
(2) Calculated based on the lesser of the then current net asset value or the original price of the Shares being tendered. For Class B Shares, the maximum EWC applies to Shares sold during the first year after purchase; the EWC declines annually thereafter, reaching zero after four years. For Class C Shares, the EWC applies to Shares sold during the first year after purchase; the EWC disappears thereafter. See "Early Withdrawal Charge."
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) See "Management" for additional information.
(5) The Distributor has agreed to voluntarily waive 0.25% of the annual Distribution and Service Fee for Class C Shares. Total Annual Operating Expenses net of this agreement are 1.73%. This agreement may be modified or terminated at any time. See "Distribution Plans" for additional information.

  EXAMPLE. The following example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of operating expenses at the levels set forth in the above table.

  An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) a 5% annual return and (ii) reinvestment of all dividends and other distributions at net asset value:

                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                       -------   --------   --------   ---------
Assuming no repurchase of Shares............  Class B    $15       $47        $ 81       $177
                                              Class C     20        62         107        231
Assuming repurchase of Shares on last day of
  period and imposition of maximum
  applicable Early Withdrawal Charge........  Class B     45        67          81        177
                                              Class C     30        62         107        231

  This example assumes that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown. The above tables and the assumption in the example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. To the extent fees are waived and/or expenses reimbursed, your expenses will be lower. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the example.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per Share operating performance data for a Share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the Fund's financial statements and is with respect to the Class B Shares and Class C Shares of the Fund. The financial statements and notes for the fiscal years or periods noted have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Fund's financial statements included in the Fund's SAI, which is available upon request. Prior to May 29, 1998, INVESCO Senior Secured Management, Inc. served as investment advisor to the Fund.

                                                                             CLASS B
                                -------------------------------------------------------------------------------------------------
                                                                                                                     MAY 1,
                                                          YEAR ENDED DECEMBER 31,                               (DATE OPERATIONS
                                ----------------------------------------------------------------------------   COMMENCED) THROUGH
                                  2003          2002           2001           2000       1999         1998     DECEMBER 31, 1997
                                --------      --------       --------       --------   --------     --------   ------------------
Net asset value, beginning of
  period                        $   8.51      $   8.64       $   9.37       $   9.68   $   9.84     $  10.02        $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income             0.33          0.38           0.60(a)        0.78       0.69(a)      0.68            0.46
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 0.25         (0.13)         (0.73)         (0.31)     (0.16)       (0.18)           0.02
=================================================================================================================================
    Total from investment
      operations                    0.58          0.25          (0.13)          0.47       0.53         0.50            0.48
=================================================================================================================================
Less distributions:
  Dividends from net
    investment income              (0.32)        (0.38)         (0.60)         (0.78)     (0.69)       (0.67)          (0.46)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                    --            --             --             --         --        (0.01)             --
=================================================================================================================================
    Total distributions            (0.32)        (0.38)         (0.60)         (0.78)     (0.69)       (0.68)          (0.46)
=================================================================================================================================
Net asset value, end of period  $   8.77      $   8.51       $   8.64       $   9.37   $   9.68     $   9.84        $  10.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                     6.94%         2.88%         (1.49)%         5.03%      5.49%        5.25%           5.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                $221,964      $266,260       $357,841       $458,359   $439,523     $288,074        $161,697
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets (including
  interest expense):
  With fee waivers                  1.48%(c)      1.49%          1.38%          1.50%      1.47%        1.51%           1.65%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers               1.48%(c)      1.49%          1.38%          1.50%      1.52%        1.64%           2.67%(d)
=================================================================================================================================
Ratio of net investment income
  to average net assets             3.80%(c)      4.40%          6.66%          8.18%      7.02%        6.88%           7.26%(d)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of interest expense to
  average net assets                  --            --             --           0.01%        --         0.01%           0.15%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate               72%           56%            38%            39%        81%          75%            118%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States, does not include withdrawal charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $242,072,727.
(d)  Annualized.

                                                                                    CLASS C
                                                              ----------------------------------------------------
                                                                                                  APRIL 3, 2000
                                                                                                   (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              -------------------------------      DECEMBER 31,
                                                               2003        2002        2001            2000
                                                              -------     -------     -------   ------------------
Net asset value, beginning of period                          $  8.49     $  8.62     $  9.35        $  9.63
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.31        0.36        0.58(a)         0.58
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.25       (0.14)      (0.73)         (0.28)
==================================================================================================================
    Total from investment operations                             0.56        0.22       (0.15)          0.30
==================================================================================================================
Less dividends from net investment income                       (0.30)      (0.35)      (0.58)         (0.58)
==================================================================================================================
Net asset value, end of period                                $  8.75     $  8.49     $  8.62        $  9.35
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  6.68%       2.62%      (1.75)%         3.22%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,793     $20,421     $31,274        $28,354
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                               1.73%(c)    1.74%       1.63%          1.73%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.98%(c)    1.99%       1.88%          1.98%(d)
==================================================================================================================
Ratio of net investment income to average net assets             3.55%(c)    4.15%       6.40%          8.14%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                            72%         56%         38%            39%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include withdrawal charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $19,386,262.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

--------------------------------------------------------------------------------

USE OF PROCEEDS

  The net proceeds from the sale of the Shares of the Fund will be invested in accordance with the Fund's investment objectives and policies on an ongoing basis, depending on the availability of Corporate Loans and Corporate Debt Securities and other relevant conditions. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt obligations or instruments. A consequence of any delay in investing the proceeds in accordance with the Fund's investment objectives and policies may be that the Fund will be unable to achieve its investment objectives. See "Investment Objectives and Policies."

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

  The investment objective of the Fund currently is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured loans and debt instruments.

  As of June 1, 2004, the Fund's investment objectives are to provide as high a level of current income and, secondarily, preservation of capital. The investment objectives of the Fund may be changed by the Board of Trustees without shareholder approval. There can be no assurance that the investment objectives of the Fund will be achieved.

  The Fund seeks to achieve its objectives by investing, normally, at least 80% of its assets in Corporate Loans and Corporate Debt Securities that meet credit standards established by AIM and the Sub-advisor. These Corporate Loans and Corporate Debt Securities may be made to or issued by Borrowers (which may include U.S. and non-U.S. companies) and have (i) variable rates which adjust to a base rate, such as LIBOR, on set dates, typically every 30 days but not to exceed one year; and/or (ii) interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank. The foregoing securities may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include credit-linked notes and collateralized loan obligations.

  Corporate Loans in which the Fund invests typically are negotiated and structured by a syndicate of lenders ("Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which administers the Corporate Loan on behalf of all the Lenders (the "Agent Bank"). The Fund's investments in Corporate Loans are either participation interests in Corporate Loans ("Participation Interests") or assignments of Corporate Loans ("Assignments"). Participation Interests may be acquired from a Lender or other holders of Participation Interests ("Participants"). If the Fund purchases an Assignment from a Lender, it will generally become a "Lender" for purposes of the relevant loan agreement, with direct contractual rights under the loan agreement. On the other hand, if the Fund purchases a Participation Interest either from a Lender or a Participant, the Fund will not have any direct contractual relationship with the Borrower and must rely on the Lender or the Participant that sold the Participation Interest for the enforcement of the Fund's rights against the Borrower for the receipt and processing of payments due to the Fund under the Corporate Loans. When investing in Participation Interests, the Fund is subject to the credit risk of both the Borrower and the Lender or Participant who sold the Participation Interest. The Fund will invest in Participation Interests only if, at the time of investment, the outstanding debt obligations of the Agent Bank and any Lenders and Participants interposed between the Fund and a Borrower are investment grade; i.e., rated BBB, A-3 or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Baa, P-3 or higher by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, deemed by the Sub-advisor to be of equivalent quality. See "Investment Objective and Policies." A description of Moody's and Standard & Poor's ratings is included as Appendix A to the Fund's SAI.

  Corporate Debt Securities typically are in the form of notes or bonds issued in public or private placements in the securities markets. Corporate Debt Securities will typically have substantially similar terms to Corporate Loans, but will not be in the form of Participations or Assignments.

  The Fund may invest up to 20% of its assets in any of the following: (a) senior unsecured floating rate loans made to and notes issued by Borrowers that meet the credit standards established by AIM and the Sub-advisor ("Unsecured Corporate Loans" and "Unsecured Corporate Debt Securities"); (b) as of June 1, 2004, subordinated secured or unsecured floating rate loans made to and notes issued by Borrowers that meet the credit standards established by AIM and the Sub-advisor ("Subordinated Corporate Loans" and "Subordinated Corporate Debt Securities"); (c) secured or unsecured short-term debt obligations including, but not limited to, U.S. Government and Government agency securities (some of which may not be backed by the full faith and credit of the United States), money market instruments (such as certificates of deposit and bankers' acceptances), corporate and commercial obligations (such as commercial paper and medium-term notes) and repurchase agreements, none of which are required to be secured but all of which will be (or the securities of counterparties associated therewith will be) investment grade (i.e., rated Baa, P-3 or higher by Moody's or BBB, A-3 or higher by Standard & Poor's or, if unrated, determined to be of comparable quality in the judgment of the Sub-advisor); (d) fixed rate obligations of U.S. or non-U.S. companies that meet the credit standards established by AIM and the Sub-advisor that may or, as of June 1, 2004, may not be swapped for a floating rate structure; (e) cash or cash equivalents; or (f) shares of money market investment companies advised by AIM or its affiliates ("Affiliated Money Market Funds"). In general, a purchase of investment company securities may result in the duplication of fees and expenses. When the Fund purchases shares of Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.

  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the Fund may not achieve its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of Affiliated Money Market Funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

  The Fund normally intends to invest at least 80% of its assets in companies whose debt securities are rated Ba or lower by Moody's, or BB or lower by Standard & Poor's or, if unrated, are determined to be of comparable quality in the judgment of the Sub-advisor. These types of debt securities are commonly known as "junk bonds."

  Securities rated Baa, BBB, P-3, A-3 or higher (or comparable unrated securities) or cash will not exceed 20% of the Fund's assets except (i) during interim periods pending investment of the net proceeds of public offerings of the Fund's securities; (ii) pending reinvestment of proceeds of the sale of a security; (iii) during the time Repurchase Offers are outstanding; and (iv) during temporary defensive periods when, in the opinion of the Sub-advisor, suitable Corporate Loans and Corporate Debt Securities are not available for investment by the Fund or prevailing market or economic conditions warrant. During such periods, the Fund's investments in Affiliated Money Market Funds will not exceed 25% of total assets. Investments in Unsecured Corporate Loans and Unsecured Corporate Debt Securities will be made on the same basis as investments in Corporate Loans and Corporate Debt Securities as described herein, except with respect to collateral requirements. To a limited extent, incidental to and in connection with its lending activities and in connection with workouts and reorganizations, the Fund also may acquire warrants and other equity securities. Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions. Securities rated Baa or BBB (or comparable unrated securities) have speculative characteristics as well.

  For purposes of the strategies described above, the term "assets" means net assets, plus the amount of any borrowings for investment purposes.

  The Fund has no restrictions on portfolio maturity, but it is anticipated that a majority of the Corporate Loans and Corporate Debt Securities in which it invests will have stated maturities ranging from three to ten years. It is anticipated that the Fund's Corporate Loans and Corporate Debt Securities will have an expected average life of three to five years. See "Description of Corporate Loans and Corporate Debt Securities."

  Investment in Shares of the Fund offers several benefits. The Fund offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Corporate Loans, a type of investment typically not available directly to individual investors. In managing the Fund, the Sub-advisor provides the Fund and its Shareholders with professional credit analysis and portfolio diversification. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments, if available to individual investors. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management and administrative fees and operations costs.

  Generally, the net asset value of the shares of an investment company which invests primarily in fixed-income securities changes as the general levels of interest rates fluctuate. When interest rates increase, the value of a fixed-income portfolio can be expected to decline. The Sub-advisor expects the Fund's net asset value to be relatively stable during normal market conditions, because the portfolio securities in which the Fund's assets are invested will consist primarily of floating and variable rate Corporate Loans and Corporate Debt Securities. For these reasons, the Sub-advisor expects the value of the Fund to fluctuate significantly less as a result of interest rate changes than would a portfolio of fixed-rate obligations. However, because up to 20% of the Fund's assets may be invested in fixed rate debt securities and because variable interest rates only reset periodically, the Fund's net asset value may fluctuate from time to time. Also, a default on a Corporate Loan or Corporate Debt Security in which the Fund has invested or a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

  The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer. However, the Fund's investments will be limited so as to enable the Fund to qualify as a "regulated investment company" ("RIC") for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the value of its total assets will be invested in the securities (including Corporate Loans but excluding U.S. Government securities) of a single issuer and (ii) with respect to 50% of the value of its total assets, its investments will consist of cash, U.S. Government securities and securities of other issuers limited, in respect of any one issuer, to not more than 5% of the value of its total assets and not more than 10% of the issuer's outstanding voting securities. To the extent the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers. However, the Fund has no current intention of investing more than 15% of its assets in the obligations of any single Borrower.

DESCRIPTION OF CORPORATE LOANS AND CORPORATE DEBT SECURITIES

  The Corporate Loans and Corporate Debt Securities in which the Fund invests primarily consist of obligations of a Borrower undertaken to finance the growth of the Borrower's business internally or externally, or to finance a capital restructuring. Corporate Loans and Corporate Debt Securities may also include senior obligations of a Borrower issued in connection with a restructuring pursuant to Chapter 11 of the United States Bankruptcy Code or, as of June 1, 2004, obligations of the Borrower that is in default and may have filed for bankruptcy, provided that such senior obligations meet the credit standards established by AIM and the Sub-advisor. No more than 5% of the Fund's assets will be invested in defaulted or distressed loans or loans to a Borrower in bankruptcy. It is anticipated that a significant portion of such Corporate Loans and Corporate Debt Securities may be issued in highly leveraged transactions such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition financing. Such Corporate Loans and Corporate Debt Securities present special risks. See "Special Considerations and Risk Factors." Such Corporate Loans may be structured to include both term loans, which are generally fully funded at the time of the Fund's investment, and revolving credit facilities, which would require the Fund to make additional investments in the Corporate Loans as required under the terms of the credit facility. Such Corporate Loans may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a Borrower's receivables.

  The Fund may invest in Corporate Loans and Corporate Debt Securities that are made to non-U.S. Borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such Borrower meets the credit standards established by AIM and the Sub-advisor for U.S. Borrowers. The Fund similarly may invest in Corporate Loans and Corporate Debt Securities made to U.S. Borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In all cases where the Corporate Loans or Corporate Debt Securities are not denominated in U.S. dollars, provisions will be made for payments to the Lenders, including the Fund, in U.S. dollars pursuant to foreign currency swap arrangements. Loans to such non-U.S. Borrowers or such U.S. Borrowers may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. Borrowers may differ from that available for U.S. Borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers.

  The Corporate Loans and Corporate Debt Securities in which the Fund invests will, in most instances, hold the most senior position in the capitalization structure of the Borrower, and in any case will, in the judgment of the Sub-advisor, be in the category of senior debt of the Borrower. Each Corporate Loan and Corporate Debt Security will generally be secured by collateral the value of which generally will be determined by reference to financial statements of the Borrower, by an independent appraisal, by obtaining the market value of such collateral (e.g., cash or securities) if it is readily ascertainable and/or by other customary valuation techniques considered appropriate in the judgment of the Sub-advisor. The Sub-advisor generally expects the value of the collateral securing a Corporate Loan or Corporate Debt Security to be greater than the value of such Corporate Loan or Corporate Debt Security. However, the value of such collateral may be equal to or less than the value of the Corporate Loan or Corporate Debt Security that it secures. Accordingly, in the event of a default, the Fund may incur a loss. The ability of the Lender to have access to the collateral may be limited by bankruptcy and other insolvency laws. Under certain circumstances, the collateral may be released with the consent of the Agent Bank and Lenders or pursuant to the terms of the underlying credit agreement with the Borrower or bond indenture. There is no assurance that the liquidation of the collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and, possibly, its net asset value.

  In the case of highly leveraged loans, a Borrower generally is required to pledge collateral, which may include (i) working capital assets, such as accounts receivable or inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks, copyrights and patent rights and (iv) securities of subsidiaries or affiliates. In the case of Corporate Loans to or Corporate Debt Securities of privately held companies, the companies' owners may pledge additional security in the form of guarantees and/or other securities that they own. There may be temporary periods in the course of providing financing to a Borrower where the collateral for the loan consists of common stock having a value not less than 200% of the value of the loan on the date the loan is made. Under such circumstances, the Borrower generally proceeds with a subsequent transaction which will permit it to pledge sufficient assets as collateral for the loan, although there can be no assurance that the Borrower will be able to effect such transaction.

  The rate of interest payable on floating or variable rate Corporate Loans or Corporate Debt Securities is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans and Corporate Debt Securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based Corporate Loans and Corporate Debt Securities is reset periodically, typically every 30 days to one year. Certain of the floating or variable rate Corporate Loans and Corporate Debt Securities in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of Corporate Loans with interest rates that are fixed for the term of the loan. Investment in Corporate Loans and Corporate Debt Securities with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund may or may not hedge its fixed-rate Corporate Loans and Corporate Debt Securities against fluctuations in interest rates by entering into interest rate swap transactions. The Fund will attempt to maintain a portfolio of Corporate Loans and Corporate Debt Securities that will have a dollar weighted average period to the next interest rate adjustment of no more than 90 days.

  Corporate Loans and Corporate Debt Securities traditionally have been structured so that Borrowers pay higher margins when they elect LIBOR, in order to permit lenders to obtain generally consistent yields on Corporate Loans and Corporate Debt Securities, regardless of whether Borrowers select the LIBOR option or the Prime-based option. In recent years, however, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher margins paid by Borrowers for LIBOR pricing options do not currently compensate for the differential between the Prime Rate and the LIBOR rates. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Corporate Loans and Corporate Debt Securities that is consistently lower than the yield would be if Borrowers selected the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to stockholders that consistently approximates the average published prime rate of leading U.S. banks. At the date of this Prospectus, the Sub-advisor cannot predict any significant change in this market trend.

  The Fund may receive and/or pay certain fees in connection with its lending activities. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Corporate Loan or Corporate Debt Security it may receive a facility fee, and when it sells a Corporate Loan or Corporate Debt Security it may pay a facility fee and a transfer fee. In certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Corporate Loan or Corporate Debt Security by a Borrower. In connection with the acquisition of Corporate Loans or Corporate Debt Securities, the Fund may also acquire warrants and other equity securities of the Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a Corporate Debt Security or an interest in a Corporate Loan.

  The Fund invests in a Corporate Loan or Corporate Debt Security only if, in the Sub-advisor's judgment, the Borrower can meet debt service on such loan or security. In addition, the Sub-advisor considers other factors deemed by it to be appropriate to the analysis of the Borrower and the Corporate Loan or Corporate Debt Security. Such factors include financial ratios of the Borrower such as interest coverage, fixed charge coverage and leverage ratios. In its analysis of these factors, the Sub-advisor also will be influenced by the nature of the industry in which the Borrower is engaged, the nature of the Borrower's assets and the Sub-advisor's assessment of the general quality of the Borrower. The factors utilized have been reviewed by the Fund's Board of Trustees.

  The primary consideration in selecting such Corporate Loans and Corporate Debt Securities for investment by the Fund is the creditworthiness of the Borrower. In evaluating Corporate Loans and Corporate Debt Securities, the quality ratings assigned to other debt obligations of a Borrower may not be a determining factor, because the other debt obligations will often be unsecured or subordinated to the Corporate Loans or Corporate Debt Securities. Instead, the Sub-advisor performs its own independent credit analysis of the Borrower, and of the collateral structure for the loan or security. In making this analysis, the Sub-advisor utilizes any offering materials and in the case of Corporate Loans, information prepared and supplied by the Agent Bank, Lender or Participant from whom the Fund purchases its Participation Interest in a Corporate Loan. The Sub-advisor's analysis will continue on an ongoing basis for any Corporate Loans and Corporate Debt Securities in which the Fund has invested. Although the Sub-advisor will use due care in making such analysis, there can be no assurance that such analysis will disclose factors which may impair the value of the Corporate Loan or Corporate Debt Security.

  Corporate Loans and Corporate Debt Securities made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans and Corporate Debt Securities in which the Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the Borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law. Highly leveraged Corporate Loans and Corporate Debt Securities also may be less liquid than other Corporate Loans and Corporate Debt Securities.

  A Borrower also must comply with various restrictive covenants contained in any Corporate Loan agreement between the Borrower and the lending syndicate ("Corporate Loan Agreement") or in any trust indenture or comparable document in connection with a Corporate Debt Security ("Corporate Debt Security Document"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios and limits on total debt. In addition, the Corporate Loan Agreement or Corporate Debt Security Document may contain a covenant requiring the Borrower to prepay the Corporate Loan or Corporate Debt Security with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Corporate Loan Agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration; i.e., the Agent Bank has the right to demand immediate repayment in full of the outstanding Corporate Loan. Acceleration may also occur in the case of the breach of a covenant in a Corporate Debt Security Document.

  It is expected that a majority of the Corporate Loans and Corporate Debt Securities held by the Fund will have stated maturities ranging from three to ten years. However, such Corporate Loans and Corporate Debt Securities usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loan or Corporate Debt Security from excess cash flow, as discussed above, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans and Corporate Debt Securities, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy. Upon a prepayment, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee on the purchase of a new Corporate Loan or Corporate Debt Security with the proceeds from the prepayment of the former. Such fees may help mitigate any adverse impact on the yield on the Fund's investments which may arise as a result of prepayments and the reinvestment of such proceeds in Corporate Loans or Corporate Debt Securities bearing lower interest rates.

  Loans to non-U.S. Borrowers and to U.S. Borrowers with significant non-U.S. dollar-denominated revenues may provide for conversion of all or part of the loan from a U.S. dollar-denominated obligation into a foreign currency obligation at the option of the Borrower. The Fund may invest in Corporate Loans and Corporate Debt Securities which have been converted into non-U.S. dollar-denominated obligations only when provision is made for payments to the lenders in U.S. dollars pursuant to foreign currency swap arrangements. Foreign currency swaps involve the exchange by the lenders, including the Fund, with another party (the "counterparty") of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Fund will enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade, i.e., rated BBB or A-3 or higher by Standard & Poor's or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the judgment of the Sub-advisor. The amounts of U.S. dollar payments to be received by the lenders and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the swap arrangements; however, the U.S. dollar value of the Fund's right to foreign currency payments under the loan will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Fund is unable to recover damages from the defaulting counterparty. If the Borrower defaults on or prepays the underlying Corporate Loan or Corporate Debt Security, the Fund may be required pursuant to the swap arrangements to compensate the counterparty to the extent of fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the amount of compensation that must be paid to the counterparty pursuant to the swap arrangements will be maintained in a segregated account by the Fund's custodian.

DESCRIPTION OF PARTICIPATION INTERESTS AND ASSIGNMENTS

  A Corporate Loan in which the Fund may invest typically is originated, negotiated and structured by a syndicate of Lenders consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, which is administered on behalf of the syndicate by an Agent Bank. The investment of the Fund in a Corporate Loan may take the form of Participation Interests or Assignments. Participation Interests may be acquired from a Lender or other Participants. If the Fund purchases a Participation Interest either from a Lender or a Participant, the Fund will not have established any direct contractual relationship with the Borrower. The Fund would be required to rely on the Lender or the Participant that sold the Participation Interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to herein as "Intermediate Participants."

  On the other hand, if the Fund purchases an Assignment from a Lender, the Fund will generally become a "Lender" for purposes of the relevant loan agreement, with direct contractual rights thereunder. An Assignment from a Lender gives the Fund the right to receive payments of principal and interest and other amounts directly from the Borrower and to enforce its rights as a Lender directly against the Borrower. The Fund will not act as an Agent Bank, sole negotiator or sole structuror with respect to a Corporate Loan.

  In a typical Corporate Loan, the Agent Bank administers the terms of the Corporate Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders which are parties to the Corporate Loan Agreement. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments on the Corporate Loan. Furthermore, the Fund will rely on the Agent Bank to use appropriate creditor remedies against the Borrower. Typically, under Corporate Loan Agreements, the Agent Bank is given broad discretion in enforcing the Corporate Loan Agreement, and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent Bank for these services. Such compensation may include special fees paid on structuring and funding the Corporate Loan and other fees paid on a continuing basis.

  The Fund or Intermediate Participants may have certain obligations pursuant to a Corporate Loan Agreement, which may include the obligation to make future advances to the Borrower in connection with revolving credit facilities in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality, short-term, liquid instruments and Affiliated Money Market Funds. The Fund will not invest in Corporate Loans that would require the Fund to make any additional investments in connection with such future advances if such commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements described under "Investment Objectives and Policies."

  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the Corporate Loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant. The Fund will invest in Corporate Loans only if, at the time of investment, all outstanding debt obligations of the Agent Bank and Intermediate Participants are investment grade, i.e., rated BBB or A-3 or higher by Standard & Poor's or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the judgment of the Sub-advisor.

  In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the Corporate Loan Agreement should remain available to holders of Corporate Loans. If, however, assets held by the Agent Bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Corporate Loan or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise as described above.

  The Fund has no current intention of investing more than 20% of its assets in the obligations of Borrowers in any single industry. However, because the Fund will regard the issuer of a Corporate Loan as including the Agent Bank and any Intermediate Participant as well as the Borrower, the Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with such institutions. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. Property and casualty companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership. Moreover, under federal laws, banks, securities firms, insurance companies, and other firms engaged in financial activities may be affiliated in financial holding company structures.

ILLIQUID SECURITIES

  Some Corporate Loans and Corporate Debt Securities are, at present, not readily marketable and may be subject to restrictions on resale. Although Corporate Loans and Corporate Debt Securities are transferred among certain financial institutions, as described above, certain of the Corporate Loans and Corporate Debt Securities in which the Fund invests do not have the liquidity of conventional investment grade debt securities traded in the secondary market and may be considered illiquid. As the market for Corporate Loans and Corporate Debt Securities matures, the Sub-advisor expects that liquidity will continue to improve. The Fund has no limitation on the amount of its investments which are not readily marketable or are subject to restrictions on resale. Such investments, which may be considered illiquid, may affect the Fund's ability to realize their value in the event of a voluntary or involuntary liquidation of its assets. See "Net Asset Value" for information with respect to the valuation of illiquid Corporate Loans and Corporate Debt Securities.

OTHER INVESTMENT POLICIES

  The Fund has adopted certain other policies, each of which may be changed by the Fund's Board of Trustees without shareholder approval, as set forth below:

  BORROWING. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks or broker-dealers. The Fund may borrow for leveraging, to finance repurchase offers, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. See "Special Considerations and Risk Factors -- Effects of Borrowing."

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date usually is within seven days of the original purchase date. Repurchase agreements are deemed to be loans under the 1940 Act. In all cases, the Sub-advisor must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchases may have declined, the Fund could experience a loss.

  LENDING OF PORTFOLIO SECURITIES. In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets to banks, brokers and other financial institutions. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund is increased by loans of its securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund has a non-fundamental policy that the Fund may not invest all of its assets in the securities of a single management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Corporate Loans and Corporate Debt Securities and other portfolio debt securities at delivery may be more or less than their purchase price; and yields generally available on such interests or securities when delivery occurs may be higher than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate with its custodian, cash or other liquid assets having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engaged in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. There is no specific limitation as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  INTEREST RATE HEDGING TRANSACTIONS. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate hedging transactions. Gains from transactions in interest rate hedges distributed to Shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains. See "Taxes."

  The Fund may or may not enter into interest rate swaps in order to hedge its fixed rate Corporate Loans and Corporate Debt Securities against fluctuations in interest rates. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds a Corporate Loan or Corporate Debt Security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the Corporate Loan or Corporate Debt Security due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

  Inasmuch as these interest rate hedging transactions are entered into for good faith hedging purposes, the Sub-advisor believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund's custodian. The Fund will not enter into any interest rate hedging transaction unless the Sub-advisor considers the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto to be investment grade. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, many portions of the swap market have become relatively liquid in comparison with other similar instruments traded in the interbank market. In addition, although the terms of interest rate swaps may provide for termination, there can be no assurance the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

  The use of interest rate hedges is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Sub-advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

  Except as noted above, there is no limit on the amount of interest rate hedging transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate hedges is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the Corporate Loan underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Since interest rate transactions are individually negotiated, the Sub-advisor expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

  The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding Shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares).

          1. The Fund may not borrow money or issue senior securities, except as permitted within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

          2. The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

          3. The Fund may not invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Fund may invest more than 25% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower, the Agent Bank and any Intermediate Participant (as defined under "Investment Objective and Policies -- Description of Participation Interests and Assignments").

          4. The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

          5. The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

          6. The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

          7. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

  The following are non-fundamental policies which may be changed without approval of the Fund's outstanding securities.

          1. Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

          2. As a non-fundamental policy, the Fund normally invests at least 80% of its assets in Corporate Loans and Corporate Debt Securities made to or issued by Borrowers (which may include U.S. and non-U.S. companies) that
     (i) have variable rates which adjust to a base rate, such as LIBOR, on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

  If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

--------------------------------------------------------------------------------

SPECIAL CONSIDERATIONS AND RISK FACTORS

  EFFECTS OF BORROWING. The Fund may borrow money in amounts not exceeding
33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow for leveraging, to finance repurchase offers, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. See "Repurchase Offers." The Fund may borrow to finance additional investments only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service and dividend obligations, associated with such borrowings. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's Shareholders will be adversely affected.

  Capital raised through borrowing is subject to interest costs or dividend payments which may or may not exceed the interest paid on the assets purchased. In addition, the Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. Borrowing can create an opportunity for greater income per Share, but such borrowing is also a speculative technique that will increase the Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds exceeds the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund, as compared to what it would have been without leverage.

  The Fund, along with certain other investment companies advised by AIM, have entered into an uncommitted, unsecured line of credit with a syndicate of banks in the maximum aggregate principal amount of $125 million. The interest paid under the line of credit is the rate quoted by the lender at the time a loan is requested. The Fund expects to repay any amount borrowed under the line of credit with the proceeds of sales of additional Fund Shares or sales of portfolio securities held by the Fund.

  As of June 1, 2004, the Fund intends to pursue a facility for leverage. The Fund's borrowing for leverage creates an opportunity for a greater total return to the Fund, but, at the same time, increases exposure to losses.

  Under the 1940 Act, once the Fund incurs indebtedness, it must immediately have asset coverage of 300% of the aggregate outstanding principal balance of indebtedness in place. Additionally, the 1940 Act requires that, before the Fund declares any dividend or other distribution upon any class of Shares, or purchases any such Shares, it have in place asset coverage of at least 300% of the aggregate indebtedness of the Fund, after deducting the amount of such dividend, distribution, or purchase price.

  The Fund's willingness to borrow money for investment purposes, and the amount it borrows depends upon many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Sub-advisor's ability to predict correctly interest rates and market movements, and a leveraging strategy may not be successful during any period in which it is employed.

  CREDIT RISK. Corporate Loans and Corporate Debt Securities may constitute substantially all of the Fund's investments. Corporate Loans and Corporate Debt Securities are primarily dependent upon the creditworthiness of the Borrower for payment of interest and principal. If the Fund does not receive scheduled interest or principal payments on a Corporate Loan or Corporate Debt Security it may adversely affect the income of the Fund or the value of its investments, which may in turn reduce the amount of dividends or the net asset value of the shares of the Fund. The Fund's ability to receive payment of principal of and interest on a Corporate Loan or a Corporate Debt Security also depends upon the creditworthiness of any institution interposed between the Fund and the Borrower. To reduce credit risk, the Sub-advisor actively manages the Fund as described above.

  Corporate Loans and Corporate Debt Securities made in connection with leveraged buy-outs, recapitalizations and other highly leveraged transactions are subject to greater credit risks than many of the other Corporate Loans and Corporate Debt Securities in which the Fund may invest. These credit risks include the possibility of default on the Corporate Loan or Corporate Debt Security or bankruptcy of the Borrower. The value of such Corporate Loans and Corporate Debt Securities are also subject to a greater degree of volatility in response to interest rate fluctuations and may be less liquid than other Corporate Loans and Corporate Debt Securities.

  Although Corporate Loans and Corporate Debt Securities in which the Fund invests generally hold the most senior position in the capitalization structure of the Borrowers, the capitalization of many Borrowers also includes non-investment grade subordinated debt. During periods of deteriorating economic conditions, a Borrower may experience difficulty in meeting its payment obligations under such bonds and other subordinated debt obligations. Such difficulties may detract from the Borrower's perceived creditworthiness or its ability to obtain financing to cover short-term cash flow needs and may force the Borrower into bankruptcy or other forms of credit restructuring.

  COLLATERAL IMPAIRMENT. Corporate Loans and Corporate Debt Securities (excluding Unsecured Corporate Loans and Unsecured Corporate Debt Securities) will be secured unless (i) the Fund's security interest in the collateral is invalidated for any reason by a court or (ii) the collateral is fully released under the terms of a loan agreement as the creditworthiness of the Borrower improves. The liquidation of collateral may not satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal and that collateral may not be readily liquidated. The value of collateral is generally determined by reference to: (i) financial statements of the Borrower,
(ii) an independent appraisal performed at the request of the Agent Bank at the time the Corporate Loan was initially made, (iii) the market value of such collateral (e.g., cash or securities) if it is readily ascertainable, and/or
(iv) other customary valuation techniques considered appropriate in the judgment of the Sub-advisor. Collateral is generally valued on the basis of the Borrower's status as a going concern and such valuation may exceed the immediate liquidation value of the collateral.

  Collateral may include: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings, and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) shares of stock of subsidiaries or affiliates. Corporate Loans and Corporate Debt Securities collateralized by the stock of the Borrower's subsidiaries and other affiliates are subject to the risk that the stock will decline in value. Such declines in value, whether a result of bankruptcy proceedings or otherwise, could cause the Corporate Loans or Corporate Debt Securities to become undercollateralized or unsecured. Most credit agreements do not formally require Borrowers to pledge additional collateral.

  There may be temporary periods in which the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Corporate Loan or Corporate Debt Security. During such periods, the Corporate Loan or Corporate Debt Security will temporarily be unsecured, until the legal restriction on pledging the stock has been lifted or the stock is exchanged for other assets that may be pledged as collateral for the Corporate Loan or Corporate Debt Security. The Borrower's ability to dispose of such securities, other than in connection with such pledge or exchange, is strictly limited for the protection of the holders of Corporate Loans.

  The shareholders or owners of non-public companies may provide as collateral for Corporate Loans secured guarantees and/or security interests in assets that they own as individuals. These Corporate Loans may be fully secured by the assets of such shareholders or owners, even if they are not otherwise collateralized by any assets of the Borrower.

  If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the Corporate Loan or Corporate Debt Security collateral or subordinate the Fund's rights under the Corporate Loan or Corporate Debt Security to the interests of the Borrower's unsecured creditors. Such an action could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the Corporate Loan or Corporate Debt Security collateral to the Fund. For Corporate Loans or Corporate Debt Securities made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Corporate Loan or Corporate Debt Security were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in Corporate Loan or Corporate Debt Security collateral. If the Fund's security interest in Corporate Loan or Corporate Debt Security collateral is invalidated or the Corporate Loan or Corporate Debt Security is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Corporate Loan or Corporate Debt Security.

  INVESTMENTS IN LOWER RATED SECURITIES. The Fund may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by Moody's, comparably rated by another NRSRO, or, if unrated, determined by the Sub-advisor to be of equivalent quality. Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated Ba or B by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Securities rated Ba and lower are the equivalent of high yield, high risk bonds, commonly known as "junk bonds," and involve a high degree of risk. The Sub-advisor does not expect to invest in any securities rated lower than B at the time of investment. If Corporate Loans or Corporate Debt Securities are downgraded, the Sub-advisor will consider whether it will dispose of such Corporate Loans or Corporate Debt Securities.

  Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agen-cies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Appendix A -- Description of Debt Securities Ratings" to the Fund's SAI for a full discussion of Moody's ratings.

  The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. During an economic downturn or a sustained period of rising interest rates, issuers of lower quality debt securities may not have sufficient revenues to meet their interest payment obligations. Specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing may adversely affect the issuer's ability to service its debt obligations.

  EFFECT OF INTEREST RATE CHANGES. Generally, changes in interest rates may affect the market value of debt investments, resulting in changes in the net asset value of the shares of funds investing in such investments. Portfolios consisting primarily of floating and variable rate Corporate Loans, Corporate Debt Securities, Unsecured Corporate Loans, Unsecured Corporate Debt Securities, and short-term instruments are expected to experience less significant fluctuations in value as a result of interest rate changes than portfolios of fixed rate obligations. However, prepayments of principal by Borrowers (whether as a result of a decline in interest rates or excess cash flow) may require that the Fund replace its Corporate Loans, Corporate Debt Securities or other investments with lower yielding securities, which may adversely affect the net asset value of the Fund.

  ILLIQUID INVESTMENTS AND REPURCHASE OFFERS. Certain of the Corporate Loans and Corporate Debt Securities in which the Fund may invest are considered illiquid and the Fund may have difficulty disposing of such portfolio securities. The Fund's Board of Trustees may consider the liquidity of the Fund's securities in determining what percentage of the Fund's outstanding Shares each quarterly Repurchase Offer should be made. See "Determination of Net Asset Value" for information with respect to the valuation of illiquid Corporate Loans.

  ANTI-TAKEOVER PROVISIONS. The Fund's Amended and Restated Agreement and Declaration of Trust, as amended ("Agreement and Declaration of Trust") include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. These provisions could have the effect of depriving Shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund. See "Description of Shares -- Certain Anti-Takeover Provisions of the Agreement and Declaration of Trust."

  PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS. If short-term interest rates or other market conditions change to the point where the Fund's leverage could adversely affect Shareholders, or in anticipation of such changes, the Fund may attempt to shorten the average maturity of its investment portfolio. Shortening the portfolio's average maturity would tend to offset the negative impact of leverage on Shareholders.

  CONCENTRATION. Although the Fund may, consistent with its fundamental restrictions, invest up to 25% of its total assets in the obligations of Borrowers in any single industry, the Sub-advisor has no current intention of investing more than 20% of the Fund's assets in the obligations of Borrowers in any single industry. However, because the Fund regards the issuer of a Corporate Loan as including the Agent Bank and any Intermediate Participant as well as the Borrower, the Fund may be considered to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with such institutions, including, among other things, changes in governmental regulation, interest rate levels and general economic conditions.

--------------------------------------------------------------------------------

PURCHASE OF SHARES -- MULTIPLE PRICING SYSTEM

  The Fund continuously offers its Shares through securities dealers that have entered into selected dealer agreements with A I M Distributors, Inc. (the "Distributor"). The address of the Distributor is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. The Distributor is a wholly owned subsidiary of AIM, which provides certain administrative services to the Fund. See
"Management -- Investment Management." During any continuous offering, Shares of the Fund may be purchased through such selected dealers.

  The Fund offers its Shares at a price equal to the next determined net asset value per share without a front-end sales charge. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange, Inc. (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to the close of business on the NYSE, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's Shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distributor is required to advise the Fund promptly of all purchase orders and cause payments for Shares to be delivered promptly to the Fund.

  Due to the administrative complexities associated with a continuous offering, administrative errors may result in the Distributor or an affiliate inadvertently acquiring nominal numbers (in no event in excess of 5%) of Shares which it may wish to resell. Such Shares will not be subject to any investment restriction and may be resold pursuant to this Prospectus.

  The Fund offers two classes of Shares -- Class B and Class C. Each Share class has its own sales charge and expense structure. Determining which Share class is best for you depends in large part on the length of time you intend to hold your investment. Based on your personal situation, your financial advisor can help you decide which class of Shares makes the most sense for you.

  CLASS B SHARES. Purchases of Class B Shares are at the Class B Share's net asset value. Class B Shares have no front-end sales charge, but carry an EWC that is imposed only on Shares sold prior to four years from their date of purchase. The EWC declines each year and eventually disappears after four years. See "Early Withdrawal Charge." Class B Shares also carry a 0.25% annual distribution and service fee.

  The Distributor compensates selected dealers at a rate of 3.0% of amounts of Class B Shares sold. If the Shares remain outstanding after twelve months from the date of their original purchase, the Distributor will additionally compensate such dealers quarterly at an annual rate based on a percentage of the value of such Shares sold by such dealers and remaining outstanding, and based on the number of years the Shares have been outstanding: First year -- 0.00%; Second year -- 0.10%; Third year -- 0.15%; Fourth year -- 0.20%; Fifth and following years -- 0.25%.

  CLASS C SHARES. Purchases of Class C Shares are also at the Class C Share's net asset value. Although Class C Shares have no front-end sales charge, they have an EWC of 1.0% that is applied to Shares that are sold within the first year after they are purchased. The EWC on Class C Shares disappears after one year. Class C Shares also carry a 0.75% annual distribution and service fee (0.25% of which the Distributor has agreed to waive).

  The Distributor compensates selected dealers at a rate of 1.00% of amounts of Class C Shares sold. If the Shares remain outstanding after twelve months from the date of their original purchase, the Distributor will additionally compensate such dealers quarterly at an annual rate of 0.50% of the value of such Shares sold by such dealers and remaining outstanding.

--------------------------------------------------------------------------------

EARLY WITHDRAWAL CHARGE

  As discussed above, an EWC to recover distribution expenses incurred by the Distributor will be charged against the Shareholder's investment account and paid to the Distributor in connection with most Class B Shares held for less than four years, and most Class C Shares held for less than one year, that are accepted by the Fund for repurchase pursuant to a Repurchase Offer. The EWC will be imposed on those Shares accepted for repurchase based on an amount equal to the lesser of the then current net asset value of the Shares or the original purchase price of the Shares being repurchased. Accordingly, the EWC is not imposed on increases in the net asset value above the initial purchase price. In addition, the EWC is not imposed on Shares derived from reinvestment of dividends or capital gains distributions. In determining whether an EWC is payable, it is assumed that the acceptance of an offer to repurchase pursuant to a Repurchase Offer would be made from the Shareholder's earliest purchase of Shares. Thus, in determining whether an EWC is applicable to a repurchase of Shares, the calculation will be determined in the manner that results in the lowest possible amount being charged.

  The chart below indicates the respective EWCs for Class B and Class C Shares.

CLASS B SHARES

                                                                EARLY
HOLDING PERIOD                                                WITHDRAWAL
AFTER PURCHASE                                                  CHARGE
--------------                                                ----------
Through First Year..........................................     3.0%
Through Second Year.........................................     2.5%
Through Third Year..........................................     2.0%
Through Fourth Year.........................................     1.0%
Longer than Four Years......................................     0.0%

CLASS C SHARES

                                                                EARLY
HOLDING PERIOD                                                WITHDRAWAL
AFTER PURCHASE                                                  CHARGE
--------------                                                ----------
Through First Year..........................................     1.0%
Longer than One Year........................................     0.0%

--------------------------------------------------------------------------------

WAIVERS OF EARLY WITHDRAWAL CHARGE

  EWCs will be waived with respect to the following purchasers because there is a reduced sales effort involved in sales to these purchasers:

  - A I M Management Group Inc. ("AIM Management") and its affiliates, or their clients;

  - Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by such persons;

  - Any current or retired officer, director, or employee (and members of their immediate family) of PFPC Inc. (formerly First Data Investor Services Group);

  - Purchases through approved fee-based programs; and

  - Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account and the financial institution or service organization has entered into the appropriate agreements with the Distributor.

As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

  EWCs will also not apply to the following:

  - Repurchases following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of Shares held in the account at the time of death or initial determination of post-purchase disability;

  - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans;

  - Liquidation by the Fund when the account value falls below the minimum required size of $500; and

  - Investment accounts of AIM.

--------------------------------------------------------------------------------

DISTRIBUTION PLANS

  Each Class of Shares is authorized under a distribution plan (collectively, the "Plans") to use the assets attributable to a Class to finance certain activities relating to the distribution of Shares to investors. These include marketing and other activities to support the distribution of the Class B and Class C Shares and Shareholder services provided by selected dealers. The Plans were approved and reviewed in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

  Under the Plans, the Fund pays the Distributor monthly distribution and service fees at an annual rate of 0.25% of average daily net assets attributable to Class B Shares and 0.75% of average daily net assets attributable to Class C Shares, respectively. (The Distributor has agreed to waive 0.25% of the Class C distribution and service fee.) The service fee component will not exceed 0.25%, and any amounts not paid as service fees constitute asset-based sales charges.

  Activities that may be financed under the Plans include, but are not limited to: printing of prospectuses and reports for other than existing Shareholders, overhead, preparation and distribution of advertising material and sales literature, expense of organizing and conducting sales seminars, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by the Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated at any time by a vote of the majority of those Trustees who are not "interested persons" of the Fund or by a vote of the Shareholders of the majority of the outstanding Shares of applicable Class.

  Under the Plans, certain financial institutions that have entered into service agreements and that sell Shares of the Fund on an agency basis may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. Financial intermediaries and any other person entitled to receive compensation for selling Fund Shares may receive different compensation for selling Shares of one Class over another.

--------------------------------------------------------------------------------

REPURCHASE OFFERS

  As a matter of fundamental policy which cannot be changed without Shareholder approval, the Fund is required in the months of February, May, August, and November to conduct Repurchase Offers in which the Fund will offer to repurchase at least 5% and up to 25% of its Shares. (The Fund may also make a discretionary repurchase offer once every two years but has no current intention to do so.) In each Repurchase Offer, the repurchase price will be the net asset value of the Shares determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Under normal circumstances, it is expected that net asset value of the Shares will be determined on the repurchase request deadline and payment for shares tendered will be made within 3 business days after such deadline. During the period the Repurchase Offer is open, Shareholders may obtain the current net asset value by calling 1-800-959-4246.

  At least 21 days prior to the repurchase request deadline the Fund will mail written notice to each Shareholder setting forth the number of Shares the Fund will repurchase, the repurchase request deadline and other terms of the offer to repurchase, and the procedures for Shareholders to follow to request a repurchase. The repurchase request deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate shares until a subsequent Repurchase Offer.

  If more Shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of Shares to be repurchased by 2% of the Fund Shares outstanding; if there are still more Shares tendered than are offered for repurchase, Shares will be repurchased on a pro-rata basis. Thus, in any given Repurchase Offer, Shareholders may be unable to liquidate all or a given percentage of their Shares. Shareholders may withdraw Shares tendered for repurchase at any time prior to the repurchase request deadline.

  Repurchase Offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs. See "Special Considerations and Risk Factors -- Effects of Borrowing". The Fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Corporate Loans and Corporate Debt Securities and reduce the Fund's value.

  The Fund may suspend or postpone a Repurchase Offer only: (a) if making or effecting the Repurchase Offer would cause the Fund to lose its status as a RIC under the code; (b) for any period during which the exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

  Under the applicable rules governing the Repurchase Offers, the Fund may deduct from a Shareholder's repurchase proceeds a fee of up to 2.00% of such proceeds to offset expenses associated with the Repurchase Offer. Although it has no current intention to do so, the Fund could impose such a repurchase fee. Shareholders will be given notice of any determination by the Fund to impose a repurchase fee in subsequent repurchase offers.

  The Fund's Shares are not listed on any exchange and it is not anticipated that a secondary market will develop. In the absence of a secondary market for the Fund's Shares, the Repurchase Offers will be the only source of liquidity for Fund Shareholders. If a secondary market develops for the Shares of the Fund, the market price of the Shares may vary from net asset value from time to time. Such variance may be affected by, among other factors, relative demand and supply of Shares and the performance of the Fund, especially as it affects the yield on and net asset value of Fund Shares.

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to the officers of the Fund and to AIM, subject always to the objectives, restrictions and policies of the Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Fund are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Fund's executive officers hold similar offices with some or all of the other AIM Funds.

INVESTMENT MANAGEMENT

  The Master Investment Advisory Agreement between AIM and the Fund provides that, subject to the direction of the Board of Trustees, AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046, is responsible for the management and administration of the Fund. AIM was organized in 1976 and, along with its subsidiaries, currently advises or manages over 200 investment portfolios encompassing a broad range of investment objectives. Pursuant to the Sub-Advisory Contract, between AIM and INVESCO Senior Secured Management, Inc. (the "Sub-advisor"), AIM has delegated its responsibility for the management of the Fund to the Sub-advisor. The responsibility for making decisions to buy, sell or hold a particular security rests with the Sub-advisor, subject to review by the Board of Trustees and AIM.

  In providing investment management for the Fund, the Sub-advisor will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Fund pays AIM a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund). AIM (and not the Fund) pays the Sub-advisor a fee, computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last business day of the next succeeding calendar month.

  Pursuant to the Master Investment Advisory Agreement, the Fund paid AIM management fees net of any expense limitations and fee waivers for the fiscal years ended December 31, 2003, 2002 and 2001 in the amounts of $2,481,051, $3,249,562 and $4,400,420, respectively.

  For the fiscal years ended December 31, 2003, 2002 and 2001, AIM waived advisory fees in the amounts of $2,809, $1,635 and $-0-, respectively.

  The individual members of the team who are primarily responsible for the day-to-day management of the Fund are:

                    NAME                                      BUSINESS EXPERIENCE
                    ----                                      -------------------
Anthony R. Clemente (co-manager).............   Portfolio Manager since February 1998. Mr.
                                                Clemente is head of the high yield loan group
                                                and a senior portfolio manager responsible for
                                                bank loan portfolios and C.D.O. portfolios at
                                                the Sub-advisor. Prior to 1998, Mr. Clemente was
                                                a Vice President in the Fixed Income Department
                                                of Merrill Lynch Asset Management L.P. and
                                                assisted in the portfolio management of Merrill
                                                Lynch Senior Floating Rate Fund, Inc. and
                                                Merrill Lynch Prime Rate Portfolio.
Thomas Ewald (co-manager)....................   Portfolio Manager since February, 2004. Mr.
                                                Ewald is a senior credit analyst and portfolio
                                                manager responsible for high yield loan
                                                portfolios at the Sub-advisor. From 2001 to
                                                2004, Mr. Ewald was a portfolio manager at the
                                                Sub-advisor. From 2000 to 2001, he was a credit
                                                analyst at the Sub-advisor. From 1998 to 2000,
                                                Mr. Ewald was a portfolio manager at First Union
                                                Institutional Debt Management.

  More information on the Fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

  Pursuant to the Sub-Sub-Advisory Agreement between the Sub-advisor and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), formerly known as INVESCO, Inc., the latter acts as the investment sub-sub-advisor of the Fund with respect to certain of the Fund's assets, as determined by the Sub-advisor (the "Sub-Sub-Advised Assets"). The Sub-Sub-Advised Assets consist of certain of the Fund's cash and cash equivalents and short-term investment grade debt obligations, but may also include other asset classes. With respect to the Sub-Sub-Advised Assets, INVESCO Institutional has responsibility for making decisions to buy, sell or hold a particular security, subject to review by the Board of Trustees and AIM. In providing investment sub-sub-advisory services for the Fund, INVESCO Institutional will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Sub-advisor (and not the Fund) pays INVESCO Institutional a fee, computed daily and paid monthly, at the rate of 40% of the Sub-advisor's compensation on the sub-sub-advised assets per year, on or before the last business day of the next succeeding calendar month.

  Richard J. King will provide day-to-day management of the cash and near cash assets of the Sub-Sub-Advised Assets of the Fund. Mr. King is the Portfolio Manager and has been responsible for the Sub-Sub-Advised Assets of the Fund since 2003. He has been associated with INVESCO Institutional and/or its affiliates since 2000. Prior to 2000, he was employed at Criterion Investment Management where he served as Chairman of the Core Sector Group from 1997 to 2000.

  The Sub-advisor is an indirect wholly-owned subsidiary of AMVESCAP plc. As of December 31, 2003, the Sub-advisor had assets under management totaling approximately $3.8 billion. INVESCO Institutional is also a subsidiary of AMVESCAP plc. The U.S. offices of the Sub-advisor and INVESCO Institutional are located at 1166 Avenue of the Americas, New York, New York 10036.

  AIM, the Sub-advisor and INVESCO Institutional and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM, the Sub-advisor and INVESCO Institutional are each indirect wholly owned subsidiaries of AMVESCAP plc. AMVESCAP plc and its subsidiaries are an independent global investment management group.

  In addition to the investment resources of their Houston, San Francisco and New York offices, AIM, the Sub-advisor and INVESCO Institutional draw upon the expertise, personnel, data and systems of other offices, including investment offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Fund, the Sub-advisor employs a team approach, taking advantage of its investment resources around the world.

  If the Fund engages in securities lending, AIM will provide the Fund with investment advisory services and related administrative services. The Master Investment Advisory Agreement describes the administrative services to be rendered by AIM if the Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are affected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and
(f) performing such other duties as may be necessary.

  AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  Unless earlier terminated as described below, the Fund's Master Investment Advisory Agreement, the Fund's Sub-Advisory Agreement, and the Fund's Sub-Sub-Advisory Agreement remain in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding Shares of the Fund, and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the Fund.

  AIM and the Fund have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the Master Investment Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and her staff, and any expenses related to fund accounting services. For administrative services during the fiscal years ended December 31, 2003, 2002 and 2001, the Fund paid AIM $70,136, $78,446 and $102,640, respectively.

--------------------------------------------------------------------------------

FUND TRANSACTIONS

  Subject to policies established by the Fund's Board of Trustees, the Sub-advisor is responsible for the execution of the Fund's transactions and the selection of brokers and dealers who execute such transactions on behalf of the Fund. In executing transactions for the Fund, the Sub-advisor seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Sub-advisor generally seeks reasonable competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. The Fund has no obligation to deal with any broker or dealer or group of brokers in the execution of portfolio transactions.

  Consistent with the interests of the Fund, the Sub-advisor may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services they provide to the Sub-advisor for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Sub-advisor under the Sub-Advisory Contract (defined above). A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Sub-advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Due to the type of securities in which the Fund invests, the Fund incurs little or no brokerage commission.

  Investment decisions for the Fund and for other investment accounts managed or sub-advised by the Sub-advisor are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Fund. In such cases, purchases or sales are allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases the Sub-advisor believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Fund engages in trading when the Sub-advisor has concluded that the sale of a security owned by the Fund and/or the purchase of another security can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

  The Fund's portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Sub-advisor deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever the Sub-advisor believes it is appropriate to do so, without regard to the length of time a particular security may have been held. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of the Fund's securities for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Fund during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly.

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS

  The Fund distributes substantially all of its net investment income. Dividends from the Fund's net investment income are declared daily and paid monthly to Shareholders. Substantially all of the Fund's net realized capital gains, if any, are distributed at least annually to Shareholders. Shares accrue dividends from the first business day after the settlement date of a purchase order through the settlement date of a Repurchase Offer.

  Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence it has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution on any Class of Shares or purchase any Shares unless it has, at the time of the declaration of any such distribution or at the time of any such purchase, asset coverage of at least 300% of the aggregate indebtedness after deducting the amount of such distribution, or purchase price, as the case may be. This latter limitation could under certain circumstances impair the Fund's ability to maintain its qualification for taxation as a RIC. See "Special Considerations and Risk Factors -- Effects of Borrowing" and "Taxes."

  Dividends and other distributions to Shareholders may be automatically reinvested in Shares pursuant to the Fund's Dividend Plan. See "Dividend Reinvestment Plan." Dividends and other distributions will be taxable to Shareholders whether they are reinvested in Shares or received in cash. See "Taxes."

--------------------------------------------------------------------------------

TAXES

TAXATION OF THE FUND

  The Fund intends to continue to qualify for the special tax treatment afforded RICs under Subchapter M of the Code. In each taxable year that it so qualifies, the Fund (but not its Shareholders) will be relieved of federal income tax on that part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to Shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to Shareholders and (b) the Shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

  To qualify for treatment as a RIC, the Fund must distribute to its Shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gain from certain foreign currency transactions) and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies; and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer.

  The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  Interest received by the Fund, and gains realized thereby, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

  Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of that currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of investment company taxable income available to the Fund for distribution to Shareholders as ordinary income, rather than affecting the amount of its net capital gain.

  The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments under certain circumstances. The Fund will limit its activity in this regard in order to maintain its qualification as a RIC.

TAXATION OF THE SHAREHOLDERS

  Dividends paid by the Fund from its investment company taxable income, whether received in cash or reinvested in Shares pursuant to the Dividend Plan, are taxable to the Shareholders as ordinary income to the extent of its earnings and profits. (Any distributions in excess of the Fund's earnings and profits first will reduce the adjusted tax basis of a Shareholder's Shares and, after that basis is reduced to zero, will constitute capital gains to the Shareholder, assuming the Shares are held as capital assets.) Dividends from the Fund are subject to federal income tax and, as such, will generally not be an adjustment in the calculation of alternative minimum tax.

  Distributions, if any, from the Fund's net capital gain, when designated as such, are taxable to the Shareholders as long-term capital gains, regardless of the length of time they have owned their Shares and whether they receive them in cash or reinvest them in Shares pursuant to the Dividend Plan. A noncorporate taxpayer's net capital gain is taxed at a maximum rate of 15% (5% for taxpayers in the 15% and 10% marginal tax brackets). Following the end of each calendar year, the Fund notifies the Shareholders of the amounts of any dividends and capital gain distributions paid (or deemed paid) by the Fund during that year.

  If Shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those Shares. Distributions by the Fund generally will not be eligible for the dividends-received deduction allowed to corporations. Dividends and other distributions declared by the Fund in, and payable to Shareholders of record as of a date in, October, November, or December of any year will be deemed to have been paid by the Fund and received by the Shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31 falls.

  The Fund must withhold 28% from dividends, capital gain distributions, and proceeds from sales of Shares pursuant to a Repurchase Offer, if any, payable to any individuals and certain other noncorporate Shareholders who have not furnished to the Fund a correct taxpayer identification number ("TIN") or a properly completed claim for exemption on Form W-8 or W-9 ("backup withholding"). Withholding at these rates also is required from dividends and capital gain distributions payable to such Shareholders who otherwise are subject to backup withholding. When establishing an account, an investor must certify under penalty of perjury that the investor's TIN is correct and that the investor is not otherwise subject to backup withholding.

  A loss realized on a sale or exchange of Shares will be disallowed if other Shares are acquired (whether through the reinvestment of distributions under the Dividend Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

  Dividends paid by the Fund to a Shareholder who, as to the United States, is a nonresident alien individual or nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign Shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign Shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic Shareholders will apply. Distributions of net capital gain generally are not subject to that withholding tax. Foreign Shareholders are urged to consult their own tax advisers concerning the applicability of this withholding tax.

REPURCHASE OFFERS

  A Shareholder who, pursuant to any Repurchase Offer, tenders all Shares owned by such Shareholder, and any Shares considered owned thereby under attribution rules contained in the Code, will realize a taxable gain or loss depending on such Shareholder's basis for the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are held as capital assets and will be long-term or short-term depending on the Shareholder's holding period for the Shares; capital gain on Shares held by a noncorporate Shareholder for more than one year will be subject to federal income tax at the rates indicated above.

  Different tax consequences may apply to tendering and non-tendering Shareholders in connection with a Repurchase Offer, and these consequences will be disclosed in the related offering documents. For example, if a tendering Shareholder tenders less than all Shares owned by or attributed to such Shareholder, and if the payment to such Shareholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend, a return of capital, or capital gain depending on the Fund's earnings and profits and the Shareholder's basis for the tendered Shares. Also, there is a risk that non-tendering Shareholders may be considered to have received a deemed distribution that may be a taxable dividend in whole or in part. Shareholders may wish to consult their tax advisers prior to tendering.

                                   * * * * *

  The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the Shareholders. For further information, reference should be made to the pertinent Code sections and the regulations thereunder, which are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Investors are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

  Pursuant to the Dividend Plan, each Shareholder will be deemed to have elected to have all dividends and other distributions, net of any applicable withholding taxes, automatically reinvested in additional Shares, newly issued by the Fund, unless AIM Investment Services, Inc. (formerly, A I M Fund Services, Inc), the Fund's transfer agent, as the Dividend Plan Agent (the "Dividend Plan Agent"), is otherwise instructed by the Shareholder in writing. Such dividends and other distributions will be reinvested in Shares at the greater of the net asset value per Share next determined on their payable date or, if (as is not anticipated) a secondary market develops, 95% of the market price per Share next determined on such payable date. Each Class B or Class C Shareholder may also elect to have all dividends and/or other distributions automatically reinvested in Class B shares or Class C shares, respectively, of mutual funds distributed by AIM Distributors (collectively, the "AIM Funds"). The prospectus of each AIM Fund describes its investment objectives and policies. Shareholders can obtain, without charge, a prospectus for any AIM Fund by calling (800)347-4246 and should consider these objectives and policies before requesting this option.

  Automatic reinvestment in shares of an AIM Fund are made without imposition of a sales charge. Reinvestments in an AIM Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a Shareholder at any time; to be effective with respect to a distribution, the Shareholder or the Shareholder's broker must contact the Dividend Plan Agent by mail or telephone at least 15 business days prior to the payment date.

  Shareholders who do not participate in the Dividend Plan will receive all dividends and other distributions in cash, net of any applicable withholding taxes, paid in U.S. dollars by check mailed directly to the Shareholder by AIM Investment Services, Inc., as dividend-paying agent. Shareholders who do not wish to have dividends and other distributions automatically reinvested should notify the Dividend Plan Agent at P.O. Box 4739, Houston, TX 77210-4739. Dividends and other distributions with respect to Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Dividend Plan unless such service is not provided by the broker-dealer or nominee or the Shareholder elects to receive dividends and other distributions in cash. A Shareholder whose Shares are held by a broker-dealer or nominee that does not provide a dividend reinvestment service may be required to have his Shares registered in his own name to participate in the Dividend Plan.

  There will be no charge to participants for reinvesting dividends or other distributions. The Dividend Plan Agent's fees for the handling of reinvestment of distributions will be paid by the Fund.

  All registered holders of Shares (other than brokers and nominees) will be mailed information regarding the Dividend Plan, including a form with which they may elect to terminate participation in the Dividend Plan and receive further dividends and other distributions in cash. An election to terminate participation in the Dividend Plan must be made in writing to the Dividend Plan Agent and should include the Shareholder's name and address as they appear on the Share certificate. An election to terminate, until it is changed, will be deemed to be an election by a Shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

  The receipt of dividends and other distributions in Shares under the Dividend Plan will not relieve participants of any income tax that may be payable, or tax that may be withheld, on such distributions. See "Taxes."

  Experience under the Dividend Plan may indicate that changes in the Dividend Plan are desirable. Accordingly, the Fund and the Dividend Plan Agent reserve the right to terminate the Dividend Plan as applied to any dividend or other distribution paid subsequent to notice of the termination sent to the participants in the Dividend Plan at least 30 days before the record date for the distribution. The Dividend Plan also may be amended by the Fund or the Dividend Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Dividend Plan. All correspondence concerning the Dividend Plan, including requests for additional information about the Dividend Plan, should be directed to the Dividend Plan Agent, P.O. Box 4739, Houston, TX 77210-4739.

--------------------------------------------------------------------------------

SYSTEMATIC PURCHASE PLAN

  Investors may purchase Shares through the Systematic Purchase Plan. Under the Systematic Purchase Plan, an amount specified by the Shareholder of $50 on a monthly or quarterly basis will be sent to AIM Investment Services, Inc. from the investor's bank for investment in the Fund. Participants in the Systematic Purchase Plan should not elect to receive dividends or other distributions from the Fund in cash. Investors should contact their brokers or AIM Investment Services, Inc. for more information.

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  Shareholders of the Fund whose Shares are repurchased during a Repurchase Offer may exchange those Shares at net asset value for shares of the same Class of AIM Funds that are subject to a contingent deferred sales charge. Fund Shareholders will not be able to participate in this exchange privilege at any time other than in connection with a Repurchase Offer. No EWC will be imposed on Shareholders choosing to exchange their Fund Shares for shares of any such AIM Fund; however, the exchanging Shareholders will be subject to a contingent deferred sales charge on any such AIM Fund equivalent to the EWC on Shares of the Fund. Thus, shares of such AIM Fund may be subject to a contingent deferred sales charge upon a subsequent redemption from the AIM Fund. The purchase of shares of such AIM Fund will be deemed to have occurred at the time of the initial purchase of the Fund's Shares. Holders of shares of other AIM Funds will not be permitted to exchange those shares for Shares of the Fund.

  The prospectus for each AIM Fund describes its investment objectives and policies. Shareholders can obtain, without charge, a prospectus by calling (800) 347-4246 and should consider these objectives and policies carefully before requesting an exchange. Each exchange must involve proceeds from Shares of the Fund that have a net asset value of at least $500. An exchange is a taxable event and may result in a taxable gain or loss. See "Taxes -- Repurchase Offers."

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Fund determines net asset value per share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

  The Sub-advisor, under the supervision of the Advisor, values the Corporate Loans and Corporate Debt Securities in accordance with guidelines adopted and periodically reviewed by the Fund's Board of Trustees. Under the Fund's current guidelines, Corporate Loans and Corporate Debt Securities for which an active secondary market exists to a reliable degree in the opinion of the Sub-advisor and for which the Sub-advisor can obtain one or more quotations from banks or dealers in Corporate Loans and Corporate Debt Securities will be valued by the Sub-advisor utilizing daily bid quotes. With respect to illiquid securities, i.e., Corporate Loans and Corporate Debt Securities for which an active secondary market does not exist to a reliable degree in the opinion of the Sub-advisor, and with respect to securities whose bid quotes the Sub-advisor believes do not accurately reflect fair value, such Corporate Loans and Corporate Debt Securities will be valued by the Sub-advisor at fair value, as determined in good faith by or under the supervision of the Board of Trustees pursuant to procedures specifically authorized by the Board of Trustees, and which is intended to approximate market value. The Sub-advisor believes that Intermediate Participants selling Corporate Loans or otherwise involved in a Corporate Loan transaction may tend, in valuing Corporate Loans for their own accounts, to be less sensitive to interest rate and credit quality changes and, accordingly, the Sub-advisor may not rely solely on such valuations in valuing the Corporate Loans for the Fund's account.

  Other than Corporate Loans and Corporate Debt Securities, each security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

  Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

  Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board.

  Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

  Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share is determined only on business days of the Fund, the net asset value per share of the Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES

  Pursuant to the Fund's Agreement and Declaration of Trust, the Fund may issue an unlimited number of Shares. The Fund currently offers Class B and Class C Shares. Each Share of the Fund has a par value of $0.01 per Share, represents an equal proportionate interest in the Fund with other Shares of the Fund, and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board of Trustees. Each Share of the Fund is equal in earnings, assets and voting privileges except that each Class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its Shares. Shares of the Fund, when issued, are fully paid and nonassessable.

  On any matter submitted to a vote of Shareholders, Shares of the Fund will be voted by the Fund's Shareholders individually when the matter affects the interests of the Fund as a whole, such as approval of its investment management arrangements. In addition, Shares of a particular Class of the Fund may vote on matters affecting only that Class.

  Normally there will be no annual meeting of Shareholders in any year, except as required under the 1940 Act. Shares of the Fund do not have cumulative voting rights, which means that the Shareholders of a majority of the Shares voting for the election of Trustees can elect all the Trustees. A Trustee may be removed at any meeting of the Shareholders of the Fund by a vote of the Shareholders owning at least two-thirds of the outstanding Shares. Any Trustee may call a special meeting of Shareholders for any purpose.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST

  The Fund presently has provisions in its Agreement and Declaration of Trust that have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's Trustees or Shareholders to amend certain provisions of the Agreement and Declaration of Trust. These provisions of the Agreement and Declaration of Trust may be regarded as "anti-takeover" provisions. Under the Fund's Agreement and Declaration of Trust, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Delaware law or the 1940 Act) of the outstanding Shares of the Fund is required generally to authorize certain extraordinary transactions, including but not limited to certain mergers and consolidations of the Fund, issuances of securities of the Fund to principal shareholders of the Fund, and the sale, lease or exchange of substantially all of the assets of the Fund.

  Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board of Trustees approves the transaction. Reference is made to the Agreement and Declaration of Trust of the Fund, on file with the SEC, for the full text of these provisions.

  The provisions of the Agreement and Declaration of Trust described above and the Fund's rights and obligations to make Repurchase Offers for its Shares could have the effect of depriving Shareholders of opportunities to sell their Shares at a premium over net asset value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interest of the Fund and its Shareholders.

OUTSTANDING SECURITIES

  As of April 26, 2004, the outstanding securities of each class of the Fund were as follows:

                                                     (4)
                                 (3)          AMOUNT OUTSTANDING
  (1)          (2)         AMOUNT HELD BY        EXCLUSIVE OF
TITLE OF     AMOUNT       REGISTRANT OR FOR      AMOUNT SHOWN
 CLASS     AUTHORIZED        ITS ACCOUNT          UNDER (3)
--------  -------------   -----------------   ------------------
   B        130,000,000       81,146,550           48,853,450
   C         30,000,000        8,397,629           21,602,371

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

  From time to time the Fund may include its distribution rate and/or total return for various specified time periods in advertisements or information furnished to present or prospective Shareholders.

  The distribution rate of the Fund refers to the income generated by an investment in the Fund over a stated period. The distribution rate is calculated by annualizing the Fund's distributions per Share during such period and dividing the annualized distribution by the Fund's maximum offering price per Share on the last day of such period.

  The Fund also may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of the period.

  The calculation of distribution rate and total return does not reflect the imposition of any EWCs or the amount of any Shareholder's tax liability.

  Distribution rate and total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's distribution rate is expected to fluctuate, and its total return will vary depending on market conditions, the Corporate Loans, Corporate Debt Securities and other securities comprising the Fund's investments, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

  On occasion, the Fund may compare its yield to (1) LIBOR, quoted daily in The Wall Street Journal, (2) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks,
(3) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (4) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas,
(5) yield data published by Lipper Analytical Services, Inc., or (6) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. As with yield quotations, yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND

  The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on December 6, 1999. The Fund has registered under the 1940 Act. The Fund's principal office is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, and its telephone number is 1-800-347-4246.

  On March 31, 2000, the Fund acquired the assets and assumed the liabilities of GT Global Floating Rate Fund, Inc. (d/b/a AIM Floating Rate Fund), a Maryland corporation (the "Old Fund"). Pursuant to an Agreement and Plan of Conversion and Liquidation, the Old Fund changed its place and form of organization from a Maryland corporation to a Delaware statutory trust through a reorganization into the Fund.

SHAREHOLDER LIABILITY

  Under Delaware law, the Fund's Shareholders enjoy the same limitations extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances Shareholders of the Fund may be held personally liable for the Fund's obligations. However, the Fund's Agreement and Declaration of Trust disclaims Shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. If a Shareholder is held personally liable for the obligations of the Fund, the Agreement and Declaration of Trust provides that the Shareholder shall be entitled out of the assets of the Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Fund's Bylaws and applicable law. Thus, the risk of a Shareholder incurring financial loss on account of such liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR



  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the Fund's assets held in the United States.



  AIM Investment Services, Inc. (formerly, A I M Fund Services, Inc.) (the "Transfer Agent"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, serves as the Fund's transfer and dividend disbursing agent and registrar.


FURTHER INFORMATION

  Further information concerning the Shares and the Fund may be found in the Fund's Statement of Additional Information and the rest of the Registration Statement, on file with the SEC.

--------------------------------------------------------------------------------

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
TRUSTEES AND EXECUTIVE OFFICERS.............................    1
  Trustee Ownership of Fund Shares..........................    5
  Factors Considered in Approving the Investment Advisory
     Agreement..............................................    6
  Compensation..............................................    7
  Retirement Plan For Trustees..............................    8
  Deferred Compensation Agreements..........................    9
  Proxy Voting Policies.....................................    9
  Control Persons and Principal Holders of Securities.......    9
OTHER INFORMATION...........................................   10
  Custodian, Transfer and Dividend Disbursing Agent and
     Registrar..............................................   10
  Codes of Ethics...........................................   10
  Legal Matters.............................................   10
  Independent Accountants...................................   11
  Pending Litigation........................................   11
APPENDIX A -- DESCRIPTION OF DEBT SECURITIES RATINGS........  A-1
APPENDIX B -- PROXY VOTING POLICIES.........................  B-1
APPENDIX C -- PENDING LITIGATION............................  C-1
FINANCIAL STATEMENTS........................................   FS

[AIM INVESTMENT FUNDS LOGO APPEARS HERE]                 THE AIM FAMILY OF FUNDS
            --Servicemark--                             --Registered Trademark--

Investment Manager
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046

Sub-Advisor
INVESCO Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, NY 10036

Sub-Sub-Advisor
INVESCO Institutional (N.A.), Inc.
1166 Avenue of the Americas
New York, NY 10036

Principal Underwriter
A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

Transfer Agent and Dividend Disbursing Agent
AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002

For more complete information about funds in The AIM Family of Funds--Registered Trademark--, including charges and expenses, please call your financial consultant and request a free prospectus. Please read the prospectus carefully before you invest or send money.
FLR-PRO-1

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                             AIM FLOATING RATE FUND
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS B AND CLASS C SHARES OF AIM FLOATING RATE FUND. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR AIM FLOATING RATE FUND. YOU MAY OBTAIN A COPY OF THE PROSPECTUS FOR AIM FLOATING RATE FUND FROM AN AUTHORIZED DEALER OR BY WRITING TO:


                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246


                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 2004, RELATES TO THE FOLLOWING PROSPECTUS:

             FUND                                            DATED
             ----                                            -----
    AIM FLOATING RATE FUND                               APRIL 30, 2004

                             AIM FLOATING RATE FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----
TRUSTEES AND EXECUTIVE OFFICERS...................................................................................1
         Trustee Ownership of Fund Shares.........................................................................5
         Factors Considered in Approving the Investment Advisory Agreement........................................6
         Compensation.............................................................................................7
         Retirement Plan For Trustees.............................................................................8
         Deferred Compensation Agreements.........................................................................8
         Proxy Voting Policies....................................................................................8
         Control Persons and Principal Holders of Securities......................................................9

OTHER INFORMATION.................................................................................................9
         Custodian, Transfer and Dividend Disbursing Agent and Registrar..........................................9
         Codes of Ethics.........................................................................................10
         Legal Matters...........................................................................................10
         Independent Accountants.................................................................................10
         Pending Litigation......................................................................................10

APPENDIX A - DESCRIPTION OF DEBT SECURITIES RATINGS.............................................................A-1

APPENDIX B - PROXY VOTING POLICIES..............................................................................B-1

APPENDIX C - PENDING LITIGATION.................................................................................C-1

FINANCIAL STATEMENTS.............................................................................................FS


                         TRUSTEES AND EXECUTIVE OFFICERS

         The trustees and executive officers of AIM Floating Rate Fund (the "Fund" or "Trust"), their principal occupations during the last five years and certain other information concerning them are set forth below.


                              As of April 30, 2004

================================================================================
The address of each trustee and officer ofthe Trust, is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
                                  AND/OR                                                               OTHER
    NAME, YEAR OF BIRTH AND       OFFICER                                                       DIRECTORSHIP(S) HELD
POSITION(S) HELD WITH THE TRUST    SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS           BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------

                                  TRUSTEE
                                  AND/OR                                                               OTHER
    NAME, YEAR OF BIRTH AND       OFFICER                                                       DIRECTORSHIP(S) HELD
POSITION(S) HELD WITH THE TRUST    SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS           BY TRUSTEE
-------------------------------- ----------- ------------------------------------------------- ----------------------
Robert H. Graham(1) --  1946                 Director and Chairman, A I M Management Group     None
Trustee, Chairman and President    1998      Inc. (financial services holding company);
                                             Director and Vice Chairman, AMVESCAP PLC and
                                             Chairman of AMVESCAP PLC - AIM Division (parent
                                             of AIM and a global investment management firm)
                                             Formerly:  President and Chief Executive
                                             Officer, A I M Management Group Inc.; Director,
                                             Chairman and President, A I M Advisors, Inc.
                                             (registered investment advisor); Director and
                                             Chairman, A I M Capital Management, Inc.
                                             (registered investment advisor), A I M
                                             Distributors, Inc. (registered broker dealer),
                                             AIM Investment Services, Inc., (registered
                                             transfer agent), and Fund Management Company
                                             (registered broker dealer); and Chief Executive
                                             Officer, AMVESCAP PLC - Managed Products
-------------------------------- ----------- ------------------------------------------------- ----------------------
Mark H. Williamson(2) -- 1951      2003      Director, President and Chief Executive Officer,  None
Trustee and Executive Vice                   A I M Management Group Inc. (financial services
President                                    holding company); Director, Chairman and
                                             President, A I M Advisors, Inc. (registered
                                             investment advisor); Director, A I M Capital
                                             Management, Inc. (registered investment advisor)
                                             and A I M Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM Investment
                                             Services, Inc. (registered transfer agent), and
                                             Fund Management Company (registered broker
                                             dealer); and Chief Executive Officer, AMVESCAP PLC
                                             - AIM Division (parent of AIM and a global
                                             investment management firm)

                                             Formerly:  Director, Chairman, President and
                                             Chief Executive Officer, INVESCO Funds Group,
                                             Inc. and INVESCO Distributors, Inc.; Chief
                                             Executive Officer, AMVESCAP PLC - Managed
                                             Products; Chairman and Chief Executive Officer
                                             of NationsBanc Advisors, Inc.; and Chairman of
                                             NationsBanc Investments, Inc.
-------------------------------- ----------- ------------------------------------------------- ----------------------
INDEPENDENT TRUSTEES
--------------------------------- ---------- ------------------------------------------------- ----------------------
Bob R. Baker - 1936                2003      Retired                                           None
Trustee
                                             Formerly:  President and Chief Executive
                                             Officer, AMC Cancer Research Center; and
                                             Chairman and Chief Executive Officer, First
                                             Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                  TRUSTEE
                                  AND/OR                                                               OTHER
    NAME, YEAR OF BIRTH AND       OFFICER                                                       DIRECTORSHIP(S) HELD
POSITION(S) HELD WITH THE TRUST    SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS           BY TRUSTEE
-------------------------------- ----------- ------------------------------------------------- ----------------------
Frank S. Bayley -- 1939            1997      Of Counsel, law firm of Baker & McKenzie          Badgley Funds, Inc.
Trustee                                                                                        (registered
                                             Formerly:  Partner, law firm of Baker & McKenzie  investment company)
--------------------------------- ---------- ------------------------------------------------- ----------------------
James T. Bunch - 1942              2003      Co-President and Founder, Green, Manning &        None
Trustee                                      Bunch, Ltd. (investment banking firm); and
                                             Director, Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
--------------------------------- ---------- ------------------------------------------------- ----------------------
Bruce L. Crockett -- 1944          2001      Chairman, Crockett Technology Associates          ACE Limited
Trustee                                      (technology consulting company)                   (insurance company);
                                                                                               and Captaris, Inc.
                                                                                               (unified messaging
                                                                                               provider)
--------------------------------- ---------- ------------------------------------------------- ----------------------
Albert R. Dowden --  1941          2001      Director of a number of public and private        Cortland Trust,
Trustee                                      business corporations, including the Boss         Inc. (Chairman)
                                             Group, Ltd. (private investment and management)   (registered
                                             and Magellan Insurance Company                    investment
                                                                                               company); Annuity
                                             Formerly:  Director, President and Chief          and Life Re
                                             Executive Officer, Volvo Group North America,     (Holdings), Ltd.
                                             Inc.; Senior Vice President, AB Volvo; and        (insurance company)
                                             director of various affiliated Volvo companies
--------------------------------- ---------- ------------------------------------------------- ----------------------
Edward K. Dunn, Jr. -- 1935        2001      Retired                                           None
Trustee
                                             Formerly:  Chairman, Mercantile Mortgage Corp.;
                                             President and  Chief Operating Officer,
                                             Mercantile-Safe Deposit & Trust Co.; and
                                             President, Mercantile Bankshares Corp.
--------------------------------- ---------- ------------------------------------------------- ---------------------
Jack M. Fields -- 1952             2001      Chief Executive Officer, Twenty First Century     Administaff ,
Trustee                                      Group, Inc. (government affairs company) and      Discovery Global
                                             Texana Timber LP (sustainable forestry company)   Education Fund
                                                                                               (non-profit)
-------------------------------- ----------- ------------------------------------------------- ----------------------
Carl Frischling -- 1937            2001      Partner, law firm of Kramer Levin Naftalis and    Cortland Trust, Inc.
Trustee                                      Frankel LLP                                       (registered
                                                                                               investment company)
-------------------------------- ----------- ------------------------------------------------- ----------------------
Gerald J. Lewis - 1933             2003      Chairman, Lawsuit Resolution Services (San        General Chemical
Trustee                                      Diego, California)                                Group, Inc.,

                                             Formerly:  Associate Justice of the California
                                             Court of Appeals

                                  TRUSTEE
                                  AND/OR                                                               OTHER
    NAME, YEAR OF BIRTH AND       OFFICER                                                       DIRECTORSHIP(S) HELD
POSITION(S) HELD WITH THE TRUST    SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS           BY TRUSTEE
-------------------------------- ----------- ------------------------------------------------- ----------------------
Prema Mathai-Davis -- 1950         2001      Formerly:  Chief Executive Officer, YWCA of the   None
Trustee                                      USA
-------------------------------- ----------- ------------------------------------------------- ----------------------
Lewis F. Pennock -- 1942           2001      Partner, law firm of Pennock & Cooper             None
Trustee
-------------------------------- ----------- ------------------------------------------------- ----------------------
Ruth H. Quigley -- 1935            1997      Retired                                           None
Trustee
-------------------------------- ----------- ------------------------------------------------- ----------------------
Louis S. Sklar -- 1939             2001      Executive Vice President, Development and         None
Trustee                                      Operations, Hines Interests Limited Partnership
                                             (real estate development company)
-------------------------------- ----------- ------------------------------------------------- ----------------------
Larry Soll, Ph.D. - 1942           2003      Retired                                           None
Trustee
---------------------------------------------------------------------------------------------------------------------

                                  TRUSTEE
                                  AND/OR                                                               OTHER
    NAME, YEAR OF BIRTH AND       OFFICER                                                       DIRECTORSHIP(S) HELD
POSITION(S) HELD WITH THE TRUST    SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS           BY TRUSTEE
-------------------------------- ----------- ------------------------------------------------- ----------------------
OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------
Kevin M. Carome - 1956             2003      Director, Senior Vice President, Secretary and    N/A
Senior Vice President, Chief                 General Counsel, A I M Management Group Inc.
Legal Officer and Secretary                  (financial services holding company) and A I M
                                             Advisors, Inc.; Vice President, A I M Capital
                                             Management, Inc., A I M Distributors, Inc. and
                                             AIM Investment Services, Inc.; and Director,
                                             Vice President and General Counsel, Fund
                                             Management Company

                                             Formerly:  Senior Vice President and General
                                             Counsel, Liberty Financial Companies, Inc.; and
                                             Senior Vice President and General Counsel,
                                             Liberty Funds Group, LLC
-------------------------------- ----------- ------------------------------------------------- ----------------------
Melville B. Cox -- 1943            1998      Vice President and Chief Compliance Officer,      N/A
Vice President                               A I M Advisors, Inc. and A I M Capital
                                             Management, Inc.; and Vice President, AIM
                                             Investment Services, Inc.
-------------------------------- ----------- ------------------------------------------------- ----------------------
Sidney M. Dilgren - 1961           2004      Vice President and Fund Treasurer, A I M          N/A
Vice President and                           Advisors, Inc.
Treasurer
                                             Formerly:  Senior Vice President, AIM
                                             Investment Services, Inc.; and Vice President,
                                             A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------

         The standing committees of the Board of Trustees (the "Board") are the Audit Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing Issues.

         The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Fund's management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of the Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting in the Board's oversight of the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by
Section 10A of the Securities Exchange Act of 1934, pre-approving all permissible non-audit services that are provided to the Fund by its independent auditors; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent auditors to the Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, preparing an audit committee report for inclusion in the Fund's annual proxy statement. During the fiscal year ended December 31, 2003, the Audit Committee held eight meetings.

         The members of the Governance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden, Jack M. Fields (Vice Chair), Gerald J. Lewis and Louis S. Sklar. The Committee is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the

Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund.

         The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2003, the Governance Committee held six meetings.

         Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

         The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Vice Chair), Bunch, Crockett, Dowden (Chair), Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended December 31, 2003, the Investments Committee held fourmeetings.

The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee meets on an ad hoc basis when the Board is not available to review matters related to valuation. During the fiscal year ended December 31, 2003, the Valuation Committee held one meeting.

         The members of the Special Committee Relating to Market Timing Issues are Messrs. Crockett, Dowden, Dunn, and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Funds ("market timing") and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended December 31, 2003, the Special Committee Relating to Market Timing Issues did not meet.

TRUSTEE OWNERSHIP OF FUND SHARES

         The dollar range of equity securities beneficially owned by each trustee (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth below.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2003

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                    DOLLAR RANGE OF EQUITY SECURITIES              TRUSTEE IN THE AIM FAMILY OF
     NAME OF TRUSTEE                        IN THE REGISTRANT                      Funds--Registered Trademark--
--------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
--------------------------- -------------------------------------------------- -------------------------------------
Robert H. Graham                                   -0-                                    Over $100,000
--------------------------- -------------------------------------------------- -------------------------------------
Mark H. Williamson                                 -0-                                    Over $100,000
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE
--------------------------- -------------------------------------------------- -------------------------------------
Bob R. Baker                                       -0-                                    Over $100,000
--------------------------- -------------------------------------------------- -------------------------------------
Frank S. Bayley                                    -0-                                  $50,001 - $100,000
--------------------------- -------------------------------------------------- -------------------------------------
James T. Bunch                                     -0-                                    Over $100,000
--------------------------- -------------------------------------------------- -------------------------------------
Bruce L. Crockett                                  -0-                                  $10,001 - $50,000
--------------------------- -------------------------------------------------- -------------------------------------
Albert R. Dowden                                   -0-                                    Over $100,000
--------------------------- -------------------------------------------------- -------------------------------------
Edward K. Dunn, Jr.                                -0-                                    Over $100,000(1)
--------------------------- -------------------------------------------------- -------------------------------------
Jack M. Fields                                     -0-                                    Over $100,000(1)
--------------------------- -------------------------------------------------- -------------------------------------
Carl Frischling                                    -0-                                    Over $100,000(1)
--------------------------- -------------------------------------------------- -------------------------------------
Gerald J. Lewis                                    -0-                                  $50,001 - $100,000
--------------------------- -------------------------------------------------- -------------------------------------
Prema Mathai-Davis                                 -0-                                     $1 - $10,000
--------------------------- -------------------------------------------------- -------------------------------------
Lewis F. Pennock                                   -0-                                  $50,000 - $100,000
--------------------------- -------------------------------------------------- -------------------------------------
Ruth H. Quigley                                    -0-                                     $1 -$10,000
--------------------------- -------------------------------------------------- -------------------------------------
Louis S. Sklar                                     -0-                                    Over $100,000(1)
--------------------------- -------------------------------------------------- -------------------------------------
Larry Soll                                         -0-                                    Over $100,000
--------------------------------------------------------------------------------------------------------------------

(1) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

FACTORS CONSIDERED IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

         The advisor agreement with A I M Advisors, Inc. ("AIM"), the sub-advisory agreements between AIM and INVESCO Senior Secured Management, Inc. (the "Sub-Advisor"), and the sub-sub advisory agreement between the Sub-Advisor and INVESCO Institutional (N.A.) Inc. (collectively with AIM and the Sub-Advisor, the "Advisors") (the "Advisory Agreements") were approved for the Fund by the Fund's Board at a meeting held on May 13-14, 2003. In evaluating the fairness and reasonableness of the Advisory Agreements, the Board considered a variety of factors for the Fund, including: the requirements of the Fund for investment supervisory and administrative services; the quality of the Advisors' services, including a review of the Fund's investment performance and the Advisors' investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to the Advisors' other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by the Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by the Advisors; the Advisors' profitability; the benefits received by the Advisors from their relationship to the Fund, including soft dollar arrangements, and the extent to which the Fund shares in those benefits; the organizational capabilities and financial condition of the Advisors and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between the Fund and AIM.

         In considering the above factors, the Board also took into account the fact that uninvested cash ( "uninvested cash") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that the Fund may realize certain benefits upon investing uninvested cash in AIM-advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its uninvested cash in such money market funds.

         After consideration of these factors, the Board found that: (i) the services provided to the Fund and its shareholders were adequate; (ii) the Advisory Agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the Advisory Agreements would have been obtained through arm's length negotiations. The Board therefore concluded that the Fund's Advisory Agreements were in the best interests of the Fund and its shareholders and continued the Advisory Agreements for an additional year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other Funds advised by AIM (the "AIM Funds"). Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Fund who was not affiliated with AIM during the year ended December 31, 2003:

                                                               RETIREMENT
                                             AGGREGATE          BENEFITS      ESTIMATED ANNUAL     TOTAL
                                         COMPENSATION FROM       ACCRUED       BENEFITS UPON    COMPENSATION
                                                THE              BY ALL       RETIREMENT FROM   FROM ALL AIM
                 TRUSTEE                      TRUST(1)        AIM FUNDS (2)   ALL AIM FUNDS(3)   FUNDS (4)
   ------------------------------------  ------------------  --------------  -----------------  ------------
    Bob R. Baker(5)                           $  212            $ 32,635           $114,131       $154,554
   ------------------------------------  ------------------  --------------  -----------------  ------------
    Frank S. Bayley                            1,054             131,228             90,000        159,000
   ------------------------------------  ------------------  --------------  -----------------  ------------
    James T. Bunch(5)                            212              20,436             90,000        138,679
   ------------------------------------  ------------------  --------------  -----------------  ------------
    Bruce L. Crockett                          1,061              46,000             90,000        160,000
   ------------------------------------  ------------------  --------------  -----------------  ------------
    Albert R. Dowden                           1,054              57,716             90,000        159,000
   ------------------------------------  ------------------  --------------  -----------------  ------------
    Edward K. Dunn, Jr.                        1,061              94,860             90,000        160,000
   ------------------------------------  ------------------  --------------  -----------------  ------------
    Jack M. Fields                             1,054              28,036             90,000        159,000
   ------------------------------------  ------------------  --------------  -----------------  ------------
    Carl Frischling(6)                         1,061              40,447             90,000        160,000
   ------------------------------------  ------------------  --------------  -----------------  ------------
    Gerald J. Lewis(5)                           212              20,436             90,000        142,054
   ------------------------------------  ------------------  --------------  -----------------  ------------
    Prema Mathai-Davis                         1,061              33,142             90,000        160,000
   ------------------------------------  ------------------  --------------  -----------------  ------------
    Lewis F. Pennock                           1,061              49,610             90,000        160,000
   ------------------------------------  ------------------  --------------  -----------------  ------------
    Ruth H. Quigley                            1,061             126,050             90,000        160,000
   ------------------------------------  ------------------  --------------  -----------------  ------------
    Louis S. Sklar                             1,061              72,786             90,000        160,000
   ------------------------------------  ------------------  --------------  -----------------  ------------
    Larry Soll(5)                                212              48,830            108,090        140,429
   ------------------------------------  ------------------  --------------  -----------------  ------------

(1) Amounts shown are based on the fiscal year ended December 31, 2003. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2003, including earnings, was $3,622.

(2) During the fiscal year ended December 31, 2003, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $1,929.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds and INVESCO Funds upon the trustee's retirement. These estimated benefits assume each trustee serves until his or her normal retirement date and has ten years of service.

(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(5) Messrs. Baker, Bunch, Lewis and Dr. Soll were elected as trustees of the Trust on October 21, 2003.

(6) During the fiscal year ended December 31, 2003, the Trust paid $4,225 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

RETIREMENT PLAN FOR TRUSTEES

         The trustees have adopted a retirement plan for the trustees of the Fund who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Fund and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

DEFERRED COMPENSATION AGREEMENTS

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Fund's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Fund. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

PROXY VOTING POLICIES

         The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to INVESCO Institutional (N.A.), Inc. INVESCO Institutional (N.A.), Inc. will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix B.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

         All information listed below is as of April 15, 2004.

                                                                             CLASS C
                                                                             SHARES
         NAME AND ADDRESS OF                                            PERCENTAGE OWNED
         PRINCIPAL HOLDER                                                   OF RECORD
         -------------------                                            ----------------
         Merrill Lynch Pierce Fenner & Smith
         FBO The sole Benefit of Customers
         ATTN:  Fund Administration                                           8.82%
         4800 Deer Lake Dr. East, 2nd Floor
         Jacksonville, FL  32246-6484

         As of April 15, 2004, the trustees and officers and their families as a group owned less than 1% of the outstanding shares of each class of the Fund. The Fund requires no employees since AIM, the Sub-Advisor and other third party service providers perform substantially all of the services necessary for the Fund's operations.

                                OTHER INFORMATION

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the Fund's assets held in the United States. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Fund. The Bank of New York, 100 Church Street, New York, New York 10286 also serves as sub-custodian to facilitate cash management.

         The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories; the custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Fund the custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held by the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AIM Investment Services, Inc. (formerly, A I M Fund Services, Inc.) (the "Transfer Agent"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, serves as the Fund's transfer and dividend disbursing agent and registrar. The Transfer Agency and Service Agreement between the Fund and the Transfer Agent provides that the Transfer Agent will perform certain shareholder services for the Fund. Under such Agreement, the

Transfer Agent receives a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchange of shares; prepare and transmit payments for dividends and distributions declared by the Fund; maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         The Fund pays the custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

CODES OF ETHICS

         AIM, A I M Distributors, Inc., the Sub-Advisor, INVESCO Institutional (N.A.), Inc. and the Trust have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by the Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis. You can review and obtain copies of these Codes of Ethics at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

LEGAL MATTERS

         Legal matters for the Fund have been passed upon by Ballard Spahr Andrews and Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

INDEPENDENT ACCOUNTANTS

         The Fund's independent accountants are PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002. PricewaterhouseCoopers LLP will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns and consult with the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

PENDING LITIGATION

         A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A list of such lawsuits that have been served, or for which service of process has been waived, as of April 27, 2004 is set forth in Appendix C.

                                   APPENDIX A
                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings areas follows:


         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

MUNICIPAL RATINGS ARE BASED UPON THE ANALYSIS OF FOUR PRIMARY FACTORS RELATING TO MUNICIPAL FINANCE: ECONOMY, DEBT, FINANCES, AND ADMINISTRATION/MANAGEMENT STRATEGIES. EACH OF THE FACTORS IS EVALUATED INDIVIDUALLY AND FOR ITS EFFECT ON THE OTHER FACTORS IN THE CONTEXT OF THE MUNICIPALITY'S ABILITY TO REPAY ITS DEBT.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

         In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

         The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

         An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met. ` B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

         The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                              PROXY VOTING POLICIES

         The Proxy Voting Policies used by INVESCO Institutional (N.A.), Inc. in voting proxies on behalf of the Fund follow:

                                 GENERAL POLICY

         INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

         As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

         INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

         INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.


                                   BACKGROUND

         ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

         Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

         In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

         In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

         In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

         In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.


                               PROXY VOTING POLICY

         Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.


                                 PROXY COMMITTEE

         The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

         The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.


                                  PROXY MANAGER

         The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

         The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

                              CONFLICTS OF INTEREST

         In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

         Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

         In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

         In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

         Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.


                             PROXY VOTING PROCEDURES

The Proxy Manager will:

         o   Vote proxies;

         o Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

         o Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

         o If requested, provide to clients a report of the proxies voted on their behalf.


                             PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

         I.   CORPORATE GOVERNANCE

              INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

              INVESCO will generally vote FOR

                  o   Annual election of directors

                  o   Appointment of auditors

                  o Indemnification of management or directors or both against negligent or unreasonable action

                  o   Confidentiality of voting

                  o   Equal access to proxy statements

                  o   Cumulative voting

                  o   Declassification of Boards

                  o   Majority of Independent Directors

              INVESCO will generally vote AGAINST

                  o Removal of directors from office only for cause or by a supermajority vote

                  o   "Sweeteners" to attract support for proposals

                  o   Unequal voting rights proposals ("superstock")

                  o   Staggered or classified election of directors

                  o Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

                  o   Proposals to vote unmarked proxies in favor of management

                  o   Proposals to eliminate existing pre-emptive rights

         II.  TAKEOVER DEFENSE AND RELATED ACTIONS

              INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which
              (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

              INVESCO will generally vote FOR

                  o   Fair price provisions

                  o Certain increases in authorized shares and/or creation of new classes of common or preferred stock

                  o   Proposals to eliminate greenmail provisions

                  o   Proposals to eliminate poison pill provisions

                  o Proposals to re-evaluate or eliminate in-place "shark repellents"

              INVESCO will generally vote AGAINST

                  o Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

                  o Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

         III. COMPENSATION PLANS

              INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

              INVESCO will generally vote FOR

                  o   Stock option plans and/or stock appreciation right plans

                  o Profit incentive plans provided the option is priced at 100% fair market value

                  o Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

                  o   Profit sharing, thrift or similar savings plans

              INVESCO will generally vote AGAINST

                  o Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

                  o Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

                  o Proposals creating an unusually favorable compensation structure in advance of a sale of the company

                  o Proposals that fail to link executive compensation to management performance

                  o Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

                  o Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

                  o Adoption of a stock purchase plan at less than 85% of fair market value

         IV.  CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

              INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

              INVESCO will generally vote FOR

                  o Proposals to reincorporate or reorganize into a holding company

                  o Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

              INVESCO will generally vote AGAINST

                  o Proposals designed to discourage mergers and acquisitions in advance

                  o Proposals to change state of incorporation to a state less favorable to shareholders' interests

                  o Reincorporating in another state to implement anti-takeover measures

         V.   SOCIAL RESPONSIBILITY

              INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable.

              However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

             INVESCO will generally vote FOR

                  o   International Labor Organization Principles

                  o Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

                  o   Expanding EEO/Social Responsibility Reporting


                                 RECORD KEEPING

         The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

                                   APPENDIX C

                               PENDING LITIGATION


         The following civil lawsuits, including purported class action and shareholder derivative suits, involving one or more AIM or INVESCO Funds, AMVESCAP PLC ("AMVESCAP"), A I M Advisors, Inc. ("AIM") or INVESCO Funds Group, Inc. ("INVESCO") and certain related parties either have been served or have had service of process waived as of April 27, 2004.

         MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT
         H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

         RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940, as amended ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Securities Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC.,

         BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM

         BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of: Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of
         Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of: Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

         LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
         Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

         SCOTT WALDMAN, On Behalf of Himself and All Others Similarly Situated,
         v. INVESCO FUNDS GROUP, INC. INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.


         CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. The claim alleges common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

         HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the funds, INVESCO, AIM, AMVESCAP and related entities and individuals in the future. This statement of additional information will be supplemented periodically if any such lawsuits do arise.

                              FINANCIAL STATEMENTS





                                       FS

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Floating Rate Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the AIM Floating Rate Fund (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and its cash flows for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas


                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE
--------------------------------------------------------------------------------------
DRUG RETAIL-(CONTINUED)

Rite Aid Corp.
  Term Loan due 04/30/08                            B1       $1,280,000   $  1,300,400
======================================================================================
                                                                             2,475,688
======================================================================================

ELECTRIC UTILITIES-1.18%

AES NY Funding
  Term Loan due 04/30/08                            B2        1,102,500      1,110,217
--------------------------------------------------------------------------------------
CenterPoint Energy, Inc.
  Term Loan B due 10/07/06                         Ba1          997,297      1,008,517
--------------------------------------------------------------------------------------
Tucson Electric Power Co.
  Term Loan B due 11/14/06                         Ba2          750,000        751,875
======================================================================================
                                                                             2,870,609
======================================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.10%

Dynatech Corp. (Acterna)
  Term Loan due 10/14/08(f)(g)(h)                   --               --        248,710
======================================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.84%

Amkor Technology, Inc.
  Term Loan B due 01/31/06                         Ba3          794,000        804,917
--------------------------------------------------------------------------------------
Amphenol Corp.
  Term Loan B1 due 05/06/10                        Ba2        1,227,000      1,235,436
======================================================================================
                                                                             2,040,353
======================================================================================

EMPLOYMENT SERVICES-0.40%

AMN Healthcare Services, Inc.
  Term Loan B due 10/02/08                         Ba2          750,000        755,156
--------------------------------------------------------------------------------------
Cross Country Healthcare, Inc.
  Term Loan B due 06/05/09                         Ba1          208,759        210,325
======================================================================================
                                                                               965,481
======================================================================================

ENVIRONMENTAL SERVICES-1.92%

Allied Waste Industries, Inc.
  Revolving Loan due 05/07/05(e)                   Ba3        1,000,000        964,583
--------------------------------------------------------------------------------------
  Term Loan B due 01/15/10                         Ba3        1,234,375      1,249,548
--------------------------------------------------------------------------------------
  Term Loan C due 01/15/10                         Ba3        1,000,000      1,012,292
--------------------------------------------------------------------------------------
Safety-Kleen Corp.(d)(i)
  Term Loan B due 04/30/05                          --               --        512,903
--------------------------------------------------------------------------------------
  Term Loan C due 04/30/06                          --               --        512,903
--------------------------------------------------------------------------------------
Waste Connections, Inc.
  Term Loan due 10/22/10                           Ba2          408,333        412,076
======================================================================================
                                                                             4,664,305
======================================================================================

FOOD DISTRIBUTORS-3.75%

B&G Foods, Inc.
  Term Loan due 08/31/09                            B1          179,550        180,897
--------------------------------------------------------------------------------------
Dean Foods Co.
  Term Loan A-1 due 07/15/07                       Ba1          786,250        790,181
--------------------------------------------------------------------------------------
Enodis Holdings Ltd.
  Term Loan B due 02/20/08                         Ba3        1,600,000      1,598,000
--------------------------------------------------------------------------------------
Land O' Lakes, Inc.
  Term Loan B due 07/11/08                          B1          306,870        306,870
--------------------------------------------------------------------------------------

                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE

--------------------------------------------------------------------------------------
FOOD DISTRIBUTORS-(CONTINUED)

Leiner Health Products Group, Inc.
  Term Loan A due 03/31/04                          --       $3,028,689   $  3,028,689
--------------------------------------------------------------------------------------
National Dairy Holdings, L.P.
  Term Loan B due 03/31/09                         Ba2          491,250        491,557
--------------------------------------------------------------------------------------
Merisant Co.
  Term Loan B due 01/11/10                          B1          683,826        690,236
--------------------------------------------------------------------------------------
Vitality Foodservice, Inc.
  Revolving Loan due 09/25/08(e)                    B1          154,795         78,946
--------------------------------------------------------------------------------------
  Term Loan A due 09/25/08                          B1        2,634,118      1,343,400
--------------------------------------------------------------------------------------
  Term Loan B due 09/24/10                          B1        1,136,446        579,587
======================================================================================
                                                                             9,088,363
======================================================================================

FOOD RETAIL-0.19%

DS Waters Enterprises L.P.
  Term Loan B due 11/07/09                          B1          430,000        435,196
======================================================================================

FOREST PRODUCTS-1.01%

Graphic Packaging International Corp.
  Term Loan B due 08/08/10                          B1        2,388,000      2,415,612
======================================================================================

HEALTH CARE DISTRIBUTORS-3.18%

Accredo Health, Inc.
  Term Loan B due 03/31/09                         Ba2        1,228,125      1,237,336
--------------------------------------------------------------------------------------
Caremark RX, Inc.
  Term Credit due 03/31/06                         Ba2        1,945,350      1,955,077
--------------------------------------------------------------------------------------
Kindred Healthcare, Inc.
  Term Loan due 04/02/08                            --          701,901        700,146
--------------------------------------------------------------------------------------
Mediq/Prn Life Support Service(d)(f)(j)
  Term Loan B due 06/13/04                          --        3,665,624      3,546,169
--------------------------------------------------------------------------------------
National MENTOR, Inc.
  Term Loan B due 04/30/09                         Ba3          294,028        291,088
======================================================================================
                                                                             7,729,816
======================================================================================

HEALTH CARE EQUIPMENT-1.37%

Alaris Medical Inc.
  Term Loan B due 06/30/09                          B1          150,020        151,521
--------------------------------------------------------------------------------------
CONMED Corp.
  Term Loan C due 12/15/09                         Ba3          655,491        662,046
--------------------------------------------------------------------------------------
Dade Behring Inc.
  Term Loan B due 10/03/08                          B1        1,703,867      1,719,486
--------------------------------------------------------------------------------------
DJ Orthopedics Inc.
  Term Loan B due 05/15/09                          B1          190,000        191,425
--------------------------------------------------------------------------------------
Empi, Inc.
  Term Loan B due 11/24/09                          B1          225,000        227,250
--------------------------------------------------------------------------------------
Hanger Orthopedic Group, Inc.
  Term Loan B due 09/30/09                          B1          269,325        272,018
--------------------------------------------------------------------------------------
Rotech Healthcare Inc.
  Term Loan due 03/31/08                           Ba2          108,549        109,634
======================================================================================
                                                                             3,333,380
======================================================================================

HEALTH CARE FACILITIES-2.76%

Beverly Enterprises, Inc.
  Term Loan due 10/22/08                           Ba3           95,760         96,718
--------------------------------------------------------------------------------------


                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE
--------------------------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

Community Health Systems, Inc.
  Term Loan B due 07/16/10                         Ba3       $1,631,685   $  1,647,493
--------------------------------------------------------------------------------------
DaVita Inc.
  Term Loan B due 03/31/09                         Ba3          988,447        993,699
--------------------------------------------------------------------------------------
Genesis Health Ventures, Inc.
  Term Loan B due 12/01/10                         Ba3          474,850        477,224
--------------------------------------------------------------------------------------
IASIS Healthcare Corp.
  Term Loan due 02/07/09                            B1        1,748,000      1,765,480
--------------------------------------------------------------------------------------
Mariner Health Care, Inc.
  Term Loan due 01/02/10                           Ba3          349,378        352,217
--------------------------------------------------------------------------------------
Triad Hospitals, Inc.
  Term Loan B due 09/30/08                         Ba3        1,353,175      1,370,090
======================================================================================
                                                                             6,702,921
======================================================================================

HEALTH CARE SUPPLIES-1.14%

Express Scripts, Inc.
  Term Loan B due 03/31/08                         Ba1        1,769,231      1,791,346
--------------------------------------------------------------------------------------
Fisher Scientific International
  Term Loan C due 03/31/10                         Ba3          969,520        976,791
======================================================================================
                                                                             2,768,137
======================================================================================

HOME FURNISHINGS-0.00%

Imperial Home Decor Group, Inc. (The)
  Term Loan due 03/30/06(j)(k)                      --          416,862          8,337
======================================================================================

HOTELS, RESORTS & CRUISE LINES-0.36%

Wyndham International, Inc.
  Term Loan II due 04/01/06                         --          848,078        810,763
--------------------------------------------------------------------------------------
  Term Loan 1 due 06/30/06                          --           59,382         56,116
======================================================================================
                                                                               866,879
======================================================================================

HOUSEHOLD APPLIANCES-0.35%

Goodman Global Holdings, Inc.
  Term Loan B due 11/21/09                         Ba2          850,000        856,375
======================================================================================

HOUSEHOLD PRODUCTS-3.07%

Central Garden & Pet Co.
  Term Loan due 05/14/09                           Ba2          480,585        485,391
--------------------------------------------------------------------------------------
Paint Sundry Brands Corp.
  Term Loan B due 08/11/05                          B1          700,743        693,735
--------------------------------------------------------------------------------------
  Term Loan C due 08/11/06                          B1          756,448        748,884
--------------------------------------------------------------------------------------
Rayovac Corp.
  Term Loan B due 09/30/09                          B1          721,546        726,957
--------------------------------------------------------------------------------------
Rent-A-Center
  Term Loan due 05/28/09                           Ba2        1,751,200      1,768,712
--------------------------------------------------------------------------------------
Scotts Co. (The)
  Term Loan due 09/30/10                           Ba1        1,391,481      1,406,266
--------------------------------------------------------------------------------------
United Industries Co.
  Loan B due 01/20/06                               B1        1,607,785      1,615,824
======================================================================================
                                                                             7,445,769
======================================================================================

                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE

--------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-3.67%

AMSTED Industries Inc.
  Term Loan B due 04/10/09                          B1       $  497,500   $    501,853
--------------------------------------------------------------------------------------
Dresser Inc.
  Term Loan B due 04/10/09                         Ba3          754,743        764,177
--------------------------------------------------------------------------------------
Flowserve Corp.
  Term Loan C due 06/01/09                         Ba3        1,163,682      1,172,895
--------------------------------------------------------------------------------------
Messer Grieshem
  Term Loan B due 04/30/09                         Ba2          752,902        759,490
--------------------------------------------------------------------------------------
  Term Loan C due 04/20/08                         Ba2        1,358,854      1,370,744
--------------------------------------------------------------------------------------
Mueller Group, Inc.
  Term Loan due 05/31/08                            B1        1,770,531      1,774,958
--------------------------------------------------------------------------------------
Norcross Safety Products LLC
  Term Loan due 03/20/09                            B1          533,212        537,877
--------------------------------------------------------------------------------------
TriMas Corp.
  Term Loan B due 12/31/09                          B1        1,398,417      1,398,417
--------------------------------------------------------------------------------------
Unifrax Corp.
  Term Loan due 09/04/09                            B1          621,875        628,482
======================================================================================
                                                                             8,908,893
======================================================================================

INDUSTRIAL GASES-0.93%

Ferrellgas, L.P.
  Term Loan C due 06/17/06                          B1        2,273,836      2,262,467
======================================================================================

INDUSTRIAL MACHINERY -- 2.25%

CLFX Corp.
  Term Loan B due 05/30/09                         Ba3          481,250        481,551
--------------------------------------------------------------------------------------
  Term Loan C due 05/30/10                         Ba3          200,000        200,000
--------------------------------------------------------------------------------------
Demag Investment
  Term Loan B due 09/30/10                          --          500,000        495,000
--------------------------------------------------------------------------------------
  Term Loan C due 09/30/11                          --          500,000        496,250
--------------------------------------------------------------------------------------
Rexnord Corp.
  Term Loan due 11/25/09                            B1        1,187,616      1,199,492
--------------------------------------------------------------------------------------
SPX Corp.
  Term Loan B due 09/30/09                         Ba2        2,575,037      2,600,787
======================================================================================
                                                                             5,473,080
======================================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.15%

Cincinnati Bell Inc.
  Term Loan D due 03/31/08                          B1        2,493,750      2,524,922
--------------------------------------------------------------------------------------
CSG Systems, Inc.
  Term Loan B due 02/28/08                         Ba3        1,000,000        997,500
--------------------------------------------------------------------------------------
Time Warner Telecom Inc.
  Term Loan B due 12/31/07                          B1        2,970,000      2,988,562
--------------------------------------------------------------------------------------
TSI Telecommunication Services Inc.
  Term Loan B due 12/31/06                         Ba3        1,128,453      1,131,274
======================================================================================
                                                                             7,642,258
======================================================================================


                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE
--------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-0.21%

Data Transmission Network, LLC
  Term Loan due 03/31/04                            B3       $    6,572   $      5,586
--------------------------------------------------------------------------------------
  Term Loan JR due 03/31/09                         B3           88,119         74,901
--------------------------------------------------------------------------------------
  Term Loan SR due 09/30/08                         B3          514,756        437,543
======================================================================================
                                                                               518,030
======================================================================================

LEISURE FACILITIES-1.48%

24 Hour Fitness Worldwide Inc.
  Term Loan due 07/01/09                            B1          750,000        755,625
--------------------------------------------------------------------------------------
AMF Bowling Worldwide, Inc.
  Term Loan due 02/28/08                            B1        1,174,615      1,179,754
--------------------------------------------------------------------------------------
Regal Cinemas, Inc.
  Term Loan D due 06/30/09                         Ba2        1,650,138      1,667,156
======================================================================================
                                                                             3,602,535
======================================================================================

LEISURE PRODUCTS-0.90%

Cinemark USA, Inc.
  Term Loan C due 03/31/08                         Ba3          373,125        376,390
--------------------------------------------------------------------------------------
Hollywood Entertainment Corp.
  Term Loan B due 03/31/08                         Ba3          543,750        547,828
--------------------------------------------------------------------------------------
Vivendi Universal
  Term Loan B due 06/30/08                         Ba2        1,250,000      1,258,594
======================================================================================
                                                                             2,182,812
======================================================================================

METAL & GLASS CONTAINERS-2.73%

Ball Corp.
  Term Loan B due 12/19/09                         Ba2          534,009        536,679
--------------------------------------------------------------------------------------
Berry Plastics Corp.
  Term Loan C due 06/30/10                          B1        1,477,547      1,484,935
--------------------------------------------------------------------------------------
Graham Packaging Co., L.P. Tranch 1 due
  02/14/10                                          B2        1,743,860      1,764,568
--------------------------------------------------------------------------------------
Greif Brothers Corp.
  Term Loan due 08/23/09                           Ba3          678,750        683,558
--------------------------------------------------------------------------------------
Kerr Group, Inc.
  Term Loan due 08/13/10                            B1          158,372        159,230
--------------------------------------------------------------------------------------
Silgan Containers Corp.
  Term Loan B due 11/30/08                         Ba3        1,975,000      1,991,047
======================================================================================
                                                                             6,620,017
======================================================================================

MOVIES & ENTERTAINMENT-0.59%

LodgeNet Entertainment Corp.
  Term Loan due 06/30/06                            B1          433,569        434,292
--------------------------------------------------------------------------------------
Rainbow Media Holdings, Inc.
  Term Loan C due 03/31/09                         Ba2          997,498      1,003,733
======================================================================================
                                                                             1,438,025
======================================================================================

OFFICE SERVICES & SUPPLIES-2.37%

EMED Co., Inc.
  Term Loan B due 04/30/06                          --        1,825,674      1,811,982
--------------------------------------------------------------------------------------
Global Imaging Systems, Inc.
  Term Loan due 06/25/09                           Ba3          470,967        474,499
--------------------------------------------------------------------------------------

                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE
--------------------------------------------------------------------------------------

OFFICE SERVICES & SUPPLIES-(CONTINUED)

Identity Group
  Revolving Loan due 05/07/05(e)                    B3       $2,062,500   $  1,216,875
--------------------------------------------------------------------------------------
  Term Loan B due 05/11/07                          --        2,525,000      1,489,750
--------------------------------------------------------------------------------------
Per-Se Technologies, Inc.
  Term Loan B due 09/10/08                          B2          760,500        763,827
======================================================================================
                                                                             5,756,933
======================================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.20%

Magellan Midstream Holding Co.
  Term Loan A due 06/20/08                         Ba3          298,512        301,497
--------------------------------------------------------------------------------------
Magellan Midstream Partners, L.P.
  Term Loan C due 08/06/08                         Ba3          250,000        251,562
--------------------------------------------------------------------------------------
Premcor Refining Group, Inc.
  Term Loan due 02/11/06                           Ba2        1,500,000      1,515,000
--------------------------------------------------------------------------------------
Williams RMT Co.
  Term Loan B due 05/30/07                          B1          845,750        851,036
======================================================================================
                                                                             2,919,095
======================================================================================

PACKAGED FOODS & MEATS-1.11%

Birds Eye Foods Inc.
  Term Loan B due 08/12/08                         Ba3          469,507        473,616
--------------------------------------------------------------------------------------
Del Monte Foods Co.
  Term Loan B due 12/20/10                         Ba3        1,062,712      1,073,870
--------------------------------------------------------------------------------------
Dole Food Co., Inc.
  Term Loan C due 09/28/08                         Ba3          436,426        441,882
--------------------------------------------------------------------------------------
Michael Foods Inc.
  Term Loan B due 11/21/10                          B1          700,000        710,500
======================================================================================
                                                                             2,699,868
======================================================================================

PAPER PACKAGING-1.51%

Jefferson Smurfit Group PLC
  Term Loan B due 03/31/07                          --        1,134,724      1,143,234
--------------------------------------------------------------------------------------
Printpack Inc.
  Term Loan C due 03/31/09                         Ba3          985,000        989,925
--------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.
  Term Loan C due 06/30/09                          --        1,523,269      1,534,693
======================================================================================
                                                                             3,667,852
======================================================================================

PERSONAL PRODUCTS-0.72%

Tempur World, Inc.
  Term Loan B due 06/30/09                          B1          756,200        759,036
--------------------------------------------------------------------------------------
Weight Watchers International
  Term Loan B due 12/31/09                         Ba1          870,776        879,484
--------------------------------------------------------------------------------------
  Term Loan C due 12/31/09                         Ba1          111,787        112,904
======================================================================================
                                                                             1,751,424
======================================================================================

PHARMACEUTICALS-1.08%

aaiPharma Inc.
  Term Loan due 12/01/09                            B2          616,122        622,283
--------------------------------------------------------------------------------------
Alpharma Inc.
  Term Loan A due 10/05/07                          B2        1,152,495      1,143,851
--------------------------------------------------------------------------------------


                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE
--------------------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

  Term Loan B due 10/05/08                          B2       $  843,950   $    843,950
======================================================================================
                                                                             2,610,084
======================================================================================

PRECIOUS METALS & MINERALS-0.46%

IMC Global Inc.
  Term Loan B due 11/17/06                         Ba3        1,113,701      1,123,911
======================================================================================

PUBLISHING-5.72%

American Media, Inc.
  Term Loan due 04/01/07                           Ba3        2,440,904      2,465,313
--------------------------------------------------------------------------------------
CanWest Media, Inc.
  Term Loan D due 05/15/09                          --        1,989,744      2,009,641
--------------------------------------------------------------------------------------
Dex Media East LLC
  Term Loan B due 05/08/09                         Ba3          739,500        756,139
--------------------------------------------------------------------------------------
Dex Media West LLC
  Revolving Loan due 09/10/09(e)                   Ba3          235,849        229,560
--------------------------------------------------------------------------------------
  Term Loan B due 03/09/10                         Ba3        2,765,485      2,800,919
--------------------------------------------------------------------------------------
Primedia Inc.
  Term Loan B due 06/30/09                          B3          664,717        644,360
--------------------------------------------------------------------------------------
RH Donnelley Corp.
  Term Loan B-2 due 06/30/10                       Ba3        2,472,722      2,499,769
--------------------------------------------------------------------------------------
Sun Media Corp.
  Term Loan B due 02/07/09                         Ba2          718,288        721,879
--------------------------------------------------------------------------------------
TransWestern Publishing Co.
  Term Loan B due 06/30/08                         Ba3          231,756        233,494
--------------------------------------------------------------------------------------
Ziff Davis Media Inc.
  Term Loan B due 03/31/07                          --        1,589,124      1,517,613
======================================================================================
                                                                            13,878,687
======================================================================================

RAILROADS-0.08%

Pacer International, Inc.
  Term Loan due 06/09/10                            B1          195,817        197,163
======================================================================================

SEMICONDUCTORS-1.30%

AMI Semiconductors, Inc.
  Term Loan due 09/26/08                            B1          997,500      1,007,475
--------------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc.
  Term Loan due 09/26/08                           Ba3        1,233,800      1,247,680
--------------------------------------------------------------------------------------
On Semiconductor Corp.
  Term Loan C due 08/04/07                          B3          903,420        907,372
======================================================================================
                                                                             3,162,527
======================================================================================

SPECIALTY CHEMICALS-2.60%

Cognis Deutschland GmbH & Co. KG
  Term Loan B due 01/31/10                         Ba2          500,000        500,750
--------------------------------------------------------------------------------------
  Term Loan C due 01/31/11                         Ba2          500,000        502,000
--------------------------------------------------------------------------------------
Huntsman ICI Chemicals LLC
  Term Loan B due 06/30/07                          B1        1,322,435      1,329,047
--------------------------------------------------------------------------------------
  Term Loan C due 06/30/08                          B1          599,973        602,973
--------------------------------------------------------------------------------------
Nalco Co.
  Term Loan B due 11/04/10                          B1        1,700,000      1,706,729
--------------------------------------------------------------------------------------

                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE

--------------------------------------------------------------------------------------
SPECIALTY CHEMICALS-(CONTINUED)

Noveon, Inc.
  Term Loan B due 12/31/09                          B1       $1,650,000   $  1,666,500
======================================================================================
                                                                             6,307,999
======================================================================================

STEEL-0.06%

UCAR Finance Co.
  Term Loan B2 due 12/31/07                        Ba3          155,755        155,949
======================================================================================

TEXTILES-0.17%

Joan Fabrics Corp.
  Term Loan B due 06/30/05                          --          249,420        239,443
--------------------------------------------------------------------------------------
  Term Loan C due 06/30/06                          --          170,492        163,672
======================================================================================
                                                                               403,115
======================================================================================

TOBACCO-0.38%

Commonwealth Brands, Inc.
  Term Loan due 08/28/07                            B1          913,792        916,647
======================================================================================

TRUCKING-0.24%

Quality Distribution
  Term Loan due 11/13/09                            B1          249,375        251,245
--------------------------------------------------------------------------------------
Sirva, Inc.
  Term Loan due 12/01/10                            B1          341,765        341,195
======================================================================================
                                                                               592,440
======================================================================================

WIRELESS TELECOMMUNICATION SERVICES-5.55%

AAT Communications
  Term Loan A due 08/13/09                          B3        1,501,371      1,501,371
--------------------------------------------------------------------------------------
Centennial de Puerto Rico
  Term Loan B due 05/31/07                          B3        1,260,494      1,263,330
--------------------------------------------------------------------------------------
Dobson Operating Co.
  Term Loan due 03/31/10                           Ba3        1,895,250      1,918,941
--------------------------------------------------------------------------------------
Leap Wireless International, Inc.
  Loan due 09/30/08(k)                              --        2,000,000      1,285,000
--------------------------------------------------------------------------------------
Nextel Communications, Inc.
  Term Loan E due 12/15/10                         Ba2        3,713,029      3,732,059
--------------------------------------------------------------------------------------
Rural Cellular Corp.
  Term Loan B due 09/30/08                          B2          969,849        971,870
--------------------------------------------------------------------------------------
  Term Loan C due 03/31/09                          B2          969,849        971,870
--------------------------------------------------------------------------------------
Western Wireless Corp.
  Term Loan B due 09/30/08                          B2        1,826,776      1,831,343
======================================================================================
                                                                            13,475,784
======================================================================================
    Total Senior Secured Floating Rate
      Interests (Cost $245,302,372)                                        230,064,670
======================================================================================

                                                SHARES

DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-0.00%

AIR FREIGHT & LOGISTICS-0.00%

Gemini Air Cargo, Inc.-Pfd.(d)(l)                29,793              0
======================================================================

                                                             MARKET
                                                SHARES       VALUE
----------------------------------------------------------------------

APPAREL, ACCESSORIES & LUXURY GOODS-0.00%

Glenoit Inc.(d)(l)                               24,421   $          0
======================================================================

COMPUTER HARDWARE-0.00%

DecisionOne Corp.(d)(l)                          37,286              0
======================================================================

FOOD DISTRIBUTORS-0.00%

Leiner Health Products Group, Inc.-Pfd.(d)(l)       138              0
----------------------------------------------------------------------
Vitality Foodservice Inc.-Pfd.(d)(l)                 26              0
======================================================================
                                                                     0
======================================================================

HOME FURNISHINGS-0.00%

IHDG Realty Inc.(d)(l)                          150,070              0
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                             MARKET
                                                SHARES       VALUE
HOME FURNISHINGS-(CONTINUED)

Imperial Home Decor Group, Inc.
  (The)(d)(f)(l)                                150,070   $          0
======================================================================
                                                                     0
======================================================================
    Total Domestic Stocks & Other Equity
      Interests (Cost $2,149,379)                                    0
======================================================================

MONEY MARKET FUNDS-6.38%

Liquid Assets Portfolio(m)                     7,747,259     7,747,259
----------------------------------------------------------------------
STIC Prime Portfolio(m)                        7,747,259     7,747,259
======================================================================
    Total Money Market Funds (Cost
      $15,494,518)                                          15,494,518
======================================================================
TOTAL INVESTMENTS-101.15% (Cost $262,946,269)              245,559,188
======================================================================
OTHER ASSETS LESS LIABILITIES-(1.15)%                       (2,802,066)
======================================================================
NET ASSETS-100.00%                                        $242,757,122
______________________________________________________________________
======================================================================

Abbreviations:

DIP   - Debtor in Possession
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Ratings are assigned by Moody's Investors Service, Inc. ("Moody's").
(b) Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(d) Security is fair valued in accordance with the procedures established by the Board of Trustees.
(e) A portion of this holding is subject to unfunded loan commitments. See Note
    8.
(f) Consists of more than one class of securities traded together as a unit.
(g) The $102,798 principal amount loan is a unit consisting of the following components:
      $102,798 Term Loan market value
      $144,469 value of Acterna Inc. stock with 13,414 shares
      $1,443 value of Eningen Realty Inc. stock with 134 shares
(h) Security not registered under the Securities Act of 1933, as amended (e.g. the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 12/31/03 represented 0.10% of the Fund's net assets.
(i) Borrower has emerged from bankruptcy and has restructured the loan. The $7,174,469 par value loan will be restructured as a unit consisting of the following components:
      $547,252 Term Note
      1.751 shares of Series A Preferred Stock in SK Holding Co., Inc. at $25.00 per share nominal
      102,803 shares of Common Stock in Safety-Kleen Hold Co., Inc., at $12.00 per share nominal
(j) A portion of this holding is subject to a letter of credit.
(k) Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments.
(l) Non-income producing security.
(m) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $247,451,751)                                $230,064,670
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $15,494,518)                             15,494,518
-----------------------------------------------------------
Cash                                                274,055
-----------------------------------------------------------
Receivables for:
  Investments sold                                   17,863
-----------------------------------------------------------
  Fund shares sold                                  141,845
-----------------------------------------------------------
  Dividends and interest                            992,409
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   13,027
-----------------------------------------------------------
Other assets                                         28,308
===========================================================
    Total assets                                247,026,695
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           3,740,966
-----------------------------------------------------------
  Fund shares reacquired                             10,419
-----------------------------------------------------------
  Dividends                                         259,055
-----------------------------------------------------------
  Deferred compensation and retirement plans         17,480
-----------------------------------------------------------
Accrued distribution fees                            97,857
-----------------------------------------------------------
Accrued transfer agent fees                          31,387
-----------------------------------------------------------
Accrued operating expenses                          112,409
===========================================================
    Total liabilities                             4,269,573
===========================================================
Net assets applicable to shares outstanding    $242,757,122
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $303,194,102
-----------------------------------------------------------
Undistributed net investment income                 175,968
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (43,225,867)
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                         (17,387,081)
===========================================================
                                               $242,757,122
___________________________________________________________
===========================================================

NET ASSETS:

Class B                                        $221,963,942
___________________________________________________________
===========================================================
Class C                                        $ 20,793,180
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class B                                          25,300,248
___________________________________________________________
===========================================================
Class C                                           2,376,678
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.77
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.75
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                                      $12,811,259
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      135,177
-------------------------------------------------------------------------
Facility fees earned                                              852,131
=========================================================================
  Total investment income                                      13,798,567
=========================================================================

EXPENSES:

Advisory fees                                                   2,483,860
-------------------------------------------------------------------------
Administrative services fees                                       70,136
-------------------------------------------------------------------------
Custodian fees                                                     21,661
-------------------------------------------------------------------------
Distribution fees:
  Class B                                                         605,182
-------------------------------------------------------------------------
  Class C                                                         145,397
-------------------------------------------------------------------------
Transfer agent fees                                               263,869
-------------------------------------------------------------------------
Trustees' fees                                                     12,832
-------------------------------------------------------------------------
Other                                                             367,545
=========================================================================
    Total expenses                                              3,970,482
=========================================================================
Less: Fees waived and expense offset arrangements                 (56,105)
=========================================================================
    Net expenses                                                3,914,377
=========================================================================
Net investment income                                           9,884,190
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (6,496,705)
-------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                   14,410,573
=========================================================================
Net gain from investment securities                             7,913,868
=========================================================================
Net increase in net assets resulting from operations          $17,798,058
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003              2002
---------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  9,884,190      $  15,007,245
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (6,496,705)       (16,353,786)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  14,410,573         11,349,432
=============================================================================================
    Net increase in net assets resulting from operations        17,798,058         10,002,891
=============================================================================================
Distributions to shareholders from net investment income:
  Class B                                                       (9,006,161)       (13,778,659)
---------------------------------------------------------------------------------------------
  Class C                                                         (668,536)        (1,059,967)
=============================================================================================
  Decrease in net assets resulting from distributions           (9,674,697)       (14,838,626)
=============================================================================================
Share transactions-net:
  Class B                                                      (51,825,825)       (87,082,277)
---------------------------------------------------------------------------------------------
  Class C                                                         (220,648)       (10,516,173)
=============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (52,046,473)       (97,598,450)
=============================================================================================
    Net increase (decrease) in net assets                      (43,923,112)      (102,434,185)
=============================================================================================

NET ASSETS:

  Beginning of year                                            286,680,234        389,114,419
=============================================================================================
  End of year (including undistributed net investment income of $175,968 and $203,780 for 2003 and 2002,
    respectively)                                             $242,757,122      $ 286,680,234
_____________________________________________________________________________________________
=============================================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CASH FLOWS

For the year ended December 31, 2003

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations        $  17,798,058
===========================================================================

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

  Increase in receivables                                            66,419
---------------------------------------------------------------------------
  Decrease in payables                                             (102,236)
---------------------------------------------------------------------------
  Net realized and unrealized gain on investments                (7,914,854)
---------------------------------------------------------------------------
  Amortization                                                   (1,191,126)
---------------------------------------------------------------------------
  Proceeds from principal payments and sales of senior
    floating rate interests                                     236,885,670
---------------------------------------------------------------------------
  Purchases of senior secured floating rate interests          (175,745,007)
---------------------------------------------------------------------------
  Purchases of short-term investments                          (670,172,821)
---------------------------------------------------------------------------
  Proceeds from sales and maturities of short-term
    investments                                                 670,313,000
===========================================================================
    Net cash provided by operating activities                    69,937,103
___________________________________________________________________________
===========================================================================

CASH USED IN FINANCING ACTIVITIES:

  Proceeds from capital shares sold                              13,412,998
---------------------------------------------------------------------------
  Disbursements from capital shares repurchased                 (71,227,631)
---------------------------------------------------------------------------
  Dividends paid to shareholders                                 (4,124,431)
===========================================================================
    Net cash provided by (used in) financing activities         (61,939,064)
===========================================================================
Net increase in cash                                              7,998,039
---------------------------------------------------------------------------
Cash and cash equivalents at beginning of period                  7,770,534
===========================================================================
Cash and cash equivalents at end of period                    $  15,768,573
___________________________________________________________________________
===========================================================================

NON-CASH FINANCING ACTIVITIES:

  Value of capital shares issued in reinvestment of
    dividends paid to shareholders                            $   5,723,908
___________________________________________________________________________
===========================================================================

See accompany notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Floating Rate Fund (the "Fund") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a continuously offered non-diversified, closed-end management investment company. The Fund currently offers multiple classes of shares. Matters affecting each class will be voted on exclusively by the shareholders of such class. The Fund's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans and senior secured debt securities.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund invests primarily in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by its investment advisor, A I M Advisors, Inc. (the "Advisor") and its sub-advisor, INVESCO Senior Secured Management, Inc., (the "Sub-Advisor"). The Sub-Advisor, under the supervision of the Advisor, values the Corporate Loans and Corporate Debt Securities in accordance with guidelines adopted and periodically reviewed by the Fund's Board of Trustees. Under the Fund's current guidelines, Corporate Loans and Corporate Debt Securities for which an active secondary market exists to a reliable degree in the opinion of the Sub-Advisor and for which the Sub-Advisor can obtain one or more quotations from banks or dealers in Corporate Loans and Corporate Debt Securities will be valued by the Sub-Advisor utilizing daily bid quotes. With respect to illiquid securities, i.e., Corporate Loans and Corporate Debt Securities for which an active secondary market does not exist to a reliable degree in the opinion of the Sub-Advisor, and with respect to securities whose bid quotes the Sub-Advisor believes do not accurately reflect fair value, such Corporate Loans and Corporate Debt Securities will be valued by the Sub-Advisor at fair value, as determined in good faith by or under the supervision of the Board of Trustees pursuant to procedures specifically authorized by the Board of Trustees, and which is intended to approximate market value. The Sub-Advisor believes that Intermediate Participants selling Corporate Loans or otherwise involved in a Corporate Loan transaction may tend, in valuing Corporate Loans for their own accounts, to be less sensitive to interest rate and credit quality changes and, accordingly, the Sub-Advisor may not rely solely on such valuations in valuing the Corporate Loans for the Fund's account. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a settlement date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Facility Fees received may be amortized over the life of the loan. Other income, including amendment fees, commitment fees, letter of credit fees, etc., included in the Statement of Operations, are recorded as income when received by the Fund. Dividend income is recorded on the ex-dividend date.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

       Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. INTERMEDIATE PARTICIPANTS -- The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

F. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS -- The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. Under the terms of a master sub-advisory agreement between AIM and INVESCO Senior Secured Management, Inc. ("ISSM"), AIM pays ISSM at the annual rate of 0.40% of AIM's compensation on the sub-advised assets. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class B and Class C shares to the extent necessary to limit the total fund operating expenses of Class B and Class C shares to 1.50% and 1.75%, respectively. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $2,809.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $70,136 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $144,526 for such services.

    The Trust entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class B shares and 0.75% of the average daily net assets of Class C shares. AIM Distributors has voluntarily agreed to limit the Class C shares plan payments to 0.50%. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has agreed to waive 0.25% of the annual Distribution and Service Fee for Class C shares. Pursuant to the Plans, for the year ended December 31, 2003, the Class B and Class C shares paid $605,182 and $96,931, respectively, after AIM Distributors waived plan fees of $48,466 for Class C shares.

    AIM Distributors did not receive any commissions from sales of shares of the Fund during the year ended December 31, 2003. For the year ended December 31, 2003, AIM Distributors received $325,060 and $9,068 from Class B and Class C shares, respectively in early withdrawal charges imposed on redemptions of Fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                       UNREALIZED
                    MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                 12/31/2002       AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio          $3,885,267     $144,255,746    $(140,393,754)       $  --         $ 7,747,259     $ 68,416        $  --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio           3,885,267      144,255,746     (140,393,754)          --           7,747,259       66,761           --
===============================================================================================================================
                     $7,770,534     $288,511,492    $(280,787,508)       $  --         $15,494,518     $135,177        $  --
_______________________________________________________________________________________________________________________________
===============================================================================================================================


NOTE 4--EXPENSE OFFSET ARRANGEMENTS


Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $3,310 and reductions in custodian fees of $1,520 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,830.

NOTE 5--TRUSTEES FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $4,225 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--REPURCHASE OFFERS

The Fund is committed to conducting quarterly Repurchase Offers which are offers by the Fund to repurchase at least 5% and up to 25% of its shares. In each Repurchase Offer, the repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Class B shares held less than four years and Class C shares held for less than one year which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an early withdrawal charge of up to 3% for Class B shares and up to 1% for Class C shares. The early withdrawal charge is calculated on the lesser of the then current net asset value or the original purchase price of the shares being tendered.

NOTE 8--UNFUNDED LOAN COMMITMENTS

As of December 31, 2003, the Fund had unfunded loan commitments of $3,143,402, which could be extended at the option of the borrower, pursuant to the following loan agreements:

                                                                      UNFUNDED
BORROWER                                                             COMMITMENTS
--------------------------------------------------------------------------------
Allied Waste Industries, Inc.                                        $  964,583
--------------------------------------------------------------------------------
Dex Media West LLC                                                      229,560
--------------------------------------------------------------------------------
Identity Group                                                          645,313
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                  1,225,000
--------------------------------------------------------------------------------
Vitality Foodservice, Inc.                                               78,946
================================================================================
                                                                     $3,143,402
________________________________________________________________________________
================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                                          2003          2002
--------------------------------------------------------------------------------
Distributions paid from ordinary income                $9,674,697    $14,838,626
________________________________________________________________________________
================================================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                                      $     28,909
-------------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments               (17,236,440)
-------------------------------------------------------------------------------
Temporary book/tax differences                                          (13,990)
-------------------------------------------------------------------------------
Capital loss carryforward                                           (42,213,498)
-------------------------------------------------------------------------------
Post-October capital loss deferral                                   (1,001,961)
-------------------------------------------------------------------------------
Shares of beneficial interest                                       303,194,102
===============================================================================
Total net assets                                                   $242,757,122
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, premium amortization and the treatment of defaulted loans.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The

Fund's temporary book/tax differences are the result of deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2007                             $   453,428
----------------------------------------------------------
December 31, 2009                              10,188,057
----------------------------------------------------------
December 31, 2010                              21,273,718
----------------------------------------------------------
December 31, 2011                              10,298,295
==========================================================
Total capital loss carryforward               $42,213,498
__________________________________________________________
==========================================================

NOTE 10--INVESTMENT SECURITIES

    The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Portfolio during the year ended December 31, 2003 was $174,799,393 and $229,199,777, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $  2,074,876
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (19,311,316)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                     $(17,236,440)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $262,795,628.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of premium amortization on restructured bonds sold, on December 31, 2003, undistributed net investment income was decreased by $237,305 and undistributed net realized gains increased by $237,305. This reclassification had no effect on the net assets of the Fund.


NOTE 12--SHARE INFORMATION

The Fund currently offers two different classes of shares: Class B shares and Class C shares. Both classes are sold at net asset value with no front-end sales charge. Each class imposes an early withdrawal charge on redemptions.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class B                                                        718,381    $  6,228,263        559,733    $  4,862,238
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        833,690       7,239,407        430,544       3,737,815
=======================================================================================================================
Issued as reinvestment of dividends:
  Class B                                                        607,360       5,256,934        878,220       7,600,841
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         54,064         466,974         85,580         738,849
=======================================================================================================================
Reacquired:
  Class B                                                     (7,319,172)    (63,311,022)   (11,549,154)    (99,545,356)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (917,327)     (7,927,029)    (1,738,269)    (14,992,837)
=======================================================================================================================
                                                              (6,023,004)   $(52,046,473)   (11,333,346)   $(97,598,450)
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2003           2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.51       $   8.64    $   9.37    $   9.68    $   9.84
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.33           0.38        0.60(a)     0.78        0.69(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.25          (0.13)      (0.73)      (0.31)      (0.16)
=========================================================================================================================
    Total from investment operations                              0.58           0.25       (0.13)       0.47        0.53
=========================================================================================================================
Less dividends from net investment income                        (0.32)         (0.38)      (0.60)      (0.78)      (0.69)
=========================================================================================================================
Net asset value, end of period                                $   8.77       $   8.51    $   8.64    $   9.37    $   9.68
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   6.94%          2.88%      (1.49)%      5.03%       5.49%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $221,964       $266,260    $357,841    $458,359    $439,523
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.48%(c)       1.49%       1.38%       1.50%       1.47%(d)
=========================================================================================================================
Ratio of net investment income to average net assets              3.80%(c)       4.40%       6.66%       8.18%       7.02%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             72%            56%         38%         39%         81%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include withdrawal charges.
(c)  Ratios are based on average daily net assets of $242,072,727.
(d) After fee waivers and reimbursements. Ratio of expenses to average net assets prior to the fee waivers for 1999 was 1.52%.


                                                                                   CLASS C
                                                              -------------------------------------------------
                                                                                                  APRIL 3, 2000
                                                                                                  (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              --------------------------------    DECEMBER 31,
                                                               2003          2002       2001         2000
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.49       $  8.62    $  9.35       $  9.63
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.31          0.36       0.58(a)       0.58
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.25         (0.14)     (0.73)        (0.28)
===============================================================================================================
    Total from investment operations                             0.56          0.22      (0.15)         0.30
===============================================================================================================
Less dividends from net investment income                       (0.30)        (0.35)     (0.58)        (0.58)
===============================================================================================================
Net asset value, end of period                                $  8.75       $  8.49    $  8.62       $  9.35
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                  6.68%         2.62%     (1.75)%        3.22%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,793       $20,421    $31,274       $28,354
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.73%(c)      1.74%      1.63%         1.73%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.98%(c)      1.99%      1.88%         1.98%(d)
===============================================================================================================
Ratio of net investment income to average net assets             3.55%(c)      4.15%      6.40%         8.14%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(e)                                         72%           56%        38%           39%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include withdrawal charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $19,386,262.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS


ENRON CORP. V. J.P. MORGAN SECURITIES, AIM FLOATING RATE FUND, ET AL.; AIM Floating Rate Fund, along with other parties, was named as a defendant in a case filed in the United States Bankruptcy Court for the Southern District of New York on November 6, 2003. Plaintiff is seeking to declare that certain repurchases by Enron Corp. of commercial paper issued by the company from the defendants were preferential transfers that may be avoided in the bankruptcy proceeding so that they may be avoided. The aggregate amount of the repurchases from the Fund during the 90 days prior to the bankruptcy petition by Enron Corp. was $9,986,667. At this time Fund management is unable to make an assessment as to the likelihood of loss, and therefore have not recorded a liability in the financial statements for any potential loss.

  Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.